UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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TOREADOR RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Toreador Resources Corporation
Notice of 2008
Annual Meeting
of Stockholders
and Proxy Statement
Please Complete, Sign, Date
And Return Your Proxy Promptly

Thursday, May 15, 2008
10:00 a.m.
Haynes and Boone, LLP
901 Main Street, 29th
Floor Dallas, Texas

Toreador Resources Corporation
13760 Noel Road #1100, Dallas, Texas 75240
(214) 559-3933 (telephone), (214) 559-3945 (facsimile)
April 9, 2008
Dear Toreador Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of Toreador Resources Corporation. The meeting will be held at 10:00 a.m. on Thursday, May 15, 2008, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. Your Board of Directors and management look forward to greeting those of you able to attend in person.
•	You will find enclosed a Notice of Annual Meeting of Stockholders that identifies the proposals for your action.

•	At the meeting we will present a report on Toreador’s 2007 business results and on other matters of current interest to you.

•	You will find enclosed the 2007 Annual Report.
     Your vote is very important. The Board of Directors appreciates and encourages stockholder participation in Toreador’s affairs. Whether or not you can attend the meeting, please read the Proxy Statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.
     On behalf of the Board of Directors, thank you for your cooperation and continued support.
Sincerely,

John Mark McLaughlin
Chairman of the Board of Directors

TOREADOR RESOURCES CORPORATION
13760 Noel Road #1100
Dallas, Texas 75240
(214) 559-3933
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 15, 2008
To Our Stockholders:
     The Annual Meeting of Stockholders of Toreador Resources Corporation, a Delaware corporation will be held on Thursday, May 15, 2008, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas, for the following purposes:
•	To elect members of the Board of Directors, whose terms are described in the proxy statement;

•	To approve an amendment to the Toreador Resources Corporation 2005 Long-Term Incentive Plan;

•	To ratify the selection by the Company’s Audit Committee of Grant Thornton, LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

•	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.
The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.
Only stockholders of record of common stock at the close of business on March 31, 2008, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
A record of Toreador’s activities is contained in the enclosed 2007 Annual Report to Stockholders.
Dated: April 9, 2008
Sincerely,

John Mark McLaughlin
Chairman of the Board of Directors
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL HELP TO ENSURE A QUORUM AND SAVE TOREADOR THE EXPENSE OF FURTHER SOLICITATION.

TOREADOR RESOURCES CORPORATION

i

ii

TOREADOR RESOURCES CORPORATION
13760 Noel Road #1100
Dallas, Texas 75240
(214) 559-3933
PROXY STATEMENT
For Annual Meeting of Stockholders To Be Held on Thursday, May 15, 2008
GENERAL
     Your proxy is being solicited by the Board of Directors of Toreador Resources Corporation for use at the Annual Meeting of Stockholders of Toreador. The Annual Meeting will be held on Thursday, May 15, 2008, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. This proxy statement and form of proxy are being sent to you on or about April 14, 2008.
     Toreador will bear the cost of soliciting proxies. We have retained Georgeson Shareholder Services, a proxy solicitation firm, to distribute broker search cards, to distribute this proxy statement, the attached form of proxy card and the 2007 Annual Report and to solicit proxies for a fee of less than $8,500, plus certain out-of-pocket expenses. Additionally, we may use our officers and employees to solicit proxies in person or by telephone, facsimile or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts). We may also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.
Proxies
     Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the Annual Meeting in accordance with your directions. To be valid and counted at the Annual Meeting, you must properly sign, date and return the proxy card to us. If you do not provide any direction as to how to vote your shares, shares will be voted:
•	FOR the election of the seven nominees for directors named in the proxy card;
•	FOR approval of the amendment to the 2005 Long-Term Incentive Plan increasing the number of shares authorized pursuant to such plan from 750,000 shares to 1,750,000 shares, increasing the number of shares that may be delivered pursuant to Incentive Stock Options from 100,000 shares to 100% of the shares and increasing for executive officers the maximum number of shares that may be granted (i) relating to stock options and stock appreciation rights from 50,000 shares to 150,000 shares in any calendar year and (ii) relating to restricted stock, restricted stock units, performance awards or other awards from 50,000 shares to 150,000 shares in any calendar year with the maximum aggregate number of shares that may be granted related to awards in any calendar year being increased from 100,000 shares to 300,000 shares; and
•	FOR ratification of the selection by our Audit Committee of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.
     Although the Board of Directors knows of no other business to come before the Annual Meeting, the persons named in the proxy card intend to vote on any such new matters in accordance with their best judgment. Adjournments or postponements of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the vote present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.
     You may revoke your proxy at anytime before it has been voted at the Annual Meeting by giving written notice of such revocation to the Secretary of Toreador, by filing with us a proxy card having a later date or by voting in person at the Annual Meeting.

Voting Procedures and Tabulation
     One-third of the shares of Common Stock entitled to vote, present in person at the Annual Meeting or represented by proxy at the Annual Meeting will constitute a quorum at the Annual Meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take the requested stockholder action, (i) stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting are considered stockholders who are present and entitled to vote and they are counted toward the quorum, and (ii) stockholders of record who cause broker non-votes are considered stockholders who are present and entitled to vote and they are counted toward the quorum so long as they are entitled to vote on at least one matter.
     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified us on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions.
     Election of Directors. Assuming a quorum is present, directors are elected by a plurality of the votes of the shares represented in person or by proxy and entitled to vote. Votes may be cast in favor of or withheld with respect to each nominee. We will not count abstentions and broker non-votes for this purpose.
     Approval of the Amendment to the 2005 Long-Term Incentive Plan. Assuming a quorum is present, approval of the amendment to the 2005 Long-Term Incentive Plan requires the affirmative vote, in person or by proxy, of a majority of the votes entitled to vote. Abstentions are counted as votes entitled to vote, and therefore have the same effect as votes cast against the adoption of the amendment to such plan. Broker non-votes are not considered to be entitled to vote, and have the effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated.
     Ratification of the selection by the Company’s Audit Committee of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008. Assuming a quorum is present, ratification of the appointment of Grant Thornton, LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm requires the affirmative vote, in person or by proxy, of a majority of the votes entitled to vote. Abstentions are counted as votes entitled to vote, and therefore have the same effect as votes cast against the ratification of the appointment of Grant Thornton. Uninstructed shares are entitled to vote on this matter, and therefore broker non-votes have the same effect as votes against the ratification of the appointment of Grant Thornton.
     We will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report on the voting. Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast (i) for or withheld with respect to each nominee for director, (ii) for, against or abstaining with respect to the approval of the amendment to the 2005 Long-Term Incentive Plan, (iii) for, against or abstaining with respect to the selection of Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2008, and (iv) for each other matter as may properly come before the Annual Meeting or any adjournment thereof.
Voting Securities
     Our only voting security outstanding and entitled to vote at this Annual Meeting is our common stock, par value $.15625 per share. Only the holders of record of common stock at the close of business on March 31, 2008, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. As of March 31, 2008, there were 19,940,826 shares of common stock outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote. All references to “stockholders” in this proxy statement refer to holders of common stock.

PROPOSAL ONE:
ELECTION OF DIRECTORS
General
     The Board of Directors manages Toreador’s business and affairs, exercises all corporate powers, and establishes broad corporate policies. The bylaws currently provide that the Board of Directors will consist of not less than six nor more than fifteen directors, with the actual number determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at seven.
     Directors are elected by plurality vote, and cumulative voting is not permitted. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.
Nominees for Directors
     In 2007, Toreador implemented a mandatory director retirement age in its Corporate Governance Guidelines that is in effect for the 2008 Annual Meeting of Stockholders. Two of the members of the Board of Directors, who are older than our mandatory retirement age, are not being re-nominated and will be retiring upon the completion of the 2008 Annual Meeting of Stockholders. Those directors are Herbert L. Brewer and H R Sanders, Jr. The Chairman of the Board, John Mark McLaughlin, is older than the mandatory retirement age but the Board of Directors has waived the mandatory retirement age, and asked him to remain for an additional term to provide continuity and leadership as Toreador continues to restructure and reposition itself.
     The seven nominees of the Board of Directors are named below. Each nominee has consented to serve as a director, if elected. The table below contains information regarding the nominees. All of the nominees are presently directors of Toreador and were elected as a director at the 2007 Annual Meeting. Pursuant to the terms of the merger agreement with Madison Oil Company, Mr. Brewer was elected as a director by the Board of Directors upon the completion of the merger on December 31, 2001 with Madison Oil Company. Mr. McLaughlin was first elected as a director in 1976. Mr. Falb was first elected as a director in 1998. Messrs. Lovett, Rostow and Williamson were first elected as directors by the Board of Directors effective January 30, 2006. Mr. Bell was first elected as a director on August 9, 2006 by the Board of Directors and was appointed as Chairman of Toreador’s Audit Committee.
     As described in more detail under “Executive Compensation — Director Compensation Table,” on March 24, 2008, we settled various claims made by one of our nominees and paid him on March 25, 2008 $97,500 in cash and we received a release of any and all claims against Toreador. On March 24, 2008, the Board of Directors approved the seven nominees described above. Messrs. Bell, Falb and Lovett were all approved unanimously for nomination, except that each nominee abstained with regard to the vote on himself. Messrs. McLaughlin and Williamson were approved by all directors for nomination except that each nominee abstained with regard to the vote on himself and with regard to Mr. McLaughlin, Mr. Herbert Brewer also abstained, with regard to Mr. Williamson, Mr. Sanders also abstained and with regard to Mr. Rostow, Mr. Sanders voted against the nomination. Mr. David Brewer was approved for nomination by Messrs. Herbert Brewer, Falb, Rostow and Williamson with Messrs. Bell, McLaughlin and Sanders voting against the nomination and Mr. Lovett abstaining.

NOMINEE	AGE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Alan D. Bell	62	Until his retirement in June 2006, Mr. Bell was the director of Ernst & Young LLP’s energy practice in the Southwest U.S. area. He started his career with Ernst & Young in 1973 and has extensive experience in the international oil and gas industry in Africa, Australia, Europe and the Middle East. He is also a director for Dune Energy. Mr. Bell earned a master’s degree in business from Tulane University and a bachelor’s degree in petroleum engineering from the Colorado School of Mines and is a certified public accountant licensed in Texas.
David M. Brewer	54	Mr. David Brewer co-founded Madison Oil Company in 1993, has been a director of Madison Oil Company since 1993, and was President of Madison Oil Company from 1993 to 2000. He has been an investor and entrepreneur since 2000. Formerly, he was an attorney with the New York firm of Cravath, Swaine & Moore and with Union Pacific Corporation.
Peter L. Falb	71	Mr. Falb is a Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment advisor since 1977, a Professor of Applied Mathematics, Brown University and the Managing Director of the F-Co. Holdings Companies.
Nigel J. Lovett	62	Mr. Lovett has served as President and Chief Executive Officer of Toreador since January 25, 2007. From May 2003 to January 25, 2007, he was the Managing Partner of Horsley Partners, LLC, his own investment and advisory firm. From 1998 until May 2003, he worked on private equity transactions and mergers and acquisitions advisory work for RP&C International. From 1986 until 1998, he worked with Lehman Brothers in a number of positions, including head of Lehman Brothers’ Asian investment banking and a manager of Lehman’s global banking business.
John Mark McLaughlin	77	Mr. McLaughlin is Chairman of the Board of Directors of Toreador. Since 1954, he has been and is currently an attorney in private practice in San Angelo, Texas. He is President of Double-M Ranch Ltd., a family-owned Texas limited partnership, and Chairman of the Board of Texas State Bank, San Angelo, Texas. He served as President of Toreador from April 1997 to July 1998.
Nicholas Rostow	58	In March 2006, Mr. Rostow was appointed University Counsel and Vice Chancellor for Legal Affairs of the State University of New York (SUNY). Also, he is a tenured Professor at SUNY and a University Fellow at SUNY’s Levin Graduate Institute of International Relations and Commerce. In August 2005, he joined The Research Foundation of SUNY as Senior Counsel. From October 2001 until August 2005, he was General Counsel and Senior Policy Adviser to the U.S. Permanent Representative to the United Nations. Prior to October 2001, he was the Charles H. Stockton Chair in International Law at the U.S. Naval War College. From 1999 until 2000, he was the Staff Director of the Senate Select Committee on Intelligence and from 1998 until 1999 he was Counsel and Deputy Staff Director of the House Select Committee on Military/Commercial Concerns. Previously, he was Special Assistant for National Security Affairs to Presidents Reagan and George H.W. Bush and Legal Adviser to the National Security Council under National Security Advisers Colin L. Powell and Brent Scowcroft.
Herbert C. Williamson III	59	Mr. Williamson is a private investor and has significant oil and gas experience with a strong focus on international activities. From July 2001 to June 2002, he was a part-time consultant to Petrie Parkman and Company for new business development. From April 1999 through July 2001 he was a Director and interim Chief Financial Officer of Merlon Petroleum. From October 1998 through April 1999 he was a Director and Chief Financial Officer of Seven Seas Petroleum. From 1995 through 1998 he was a Director in the Energy Group of Credit Suisse. From 1985 until 1995, he was Vice Chairman and Executive Vice President at Parker & Parsley Petroleum. He is also a director of Westside Energy.

     The Board of Directors has determined that each of Messrs. Bell, David Brewer, Herbert Brewer, Falb, McLaughlin, Rostow, Sanders and Williamson is an “independent director” pursuant to Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board of Directors has further determined that Mr. Bell, Chairman of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K. The Board of Directors determined that Mr. William I. Lee was an “independent director” pursuant to Rule 4200(a)(15) of the Nasdaq Marketplace Rules as of the date of his death, October 4, 2007.
     As described in further detail under “Executive Compensation — Director Compensation Table,” Mr. David Brewer received $97,500 from Toreador on March 25, 2008 in exchange for entering into a settlement on March 24, 2008. The Board of Directors considered this payment and the entering into the settlement in determining that Mr. David Brewer is an “independent director” pursuant to Rule 4200(a)(15) of the Nasdaq Marketplace Rules.
The Board of Directors recommends a vote FOR the election of the nominees for director named above.
BOARD OF DIRECTORS
     The Board of Directors held six regularly scheduled meetings and four special meetings during 2007. While serving as a director, each director attended at least 75% of such meetings and at least 75% of the meetings of the committees on which he served except for Mr. Lee who was ill and died on October 4, 2007.
     A copy of the Corporate Governance Guidelines is available for inspection on our website at www.toreador.net.
Board Attendance Policy
     Toreador encourages all directors to attend Toreador’s Annual Meeting of Stockholders. For the Annual Meeting of Stockholders held in June 2007, seven of the ten directors attended the Annual Meeting of Stockholders in person and two of the ten directors attended telephonically.
Stockholder Communications with Directors
     Toreador has a process for stockholders to send their communications to the Board of Directors. Any stockholder who desires to contact an individual director, the entire Board of Directors or a committee of the Board of Directors may send a written communication to the Secretary of Toreador by mail c/o Ms. Shirley Anderson, Corporate Secretary, Toreador Resources Corporation, 13760 Noel Road #1100, Dallas, Texas 75240. The Secretary will submit all stockholder communications to the appropriate directors, unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder communication relating to Toreador’s accounting, internal accounting controls or auditing will be referred to the members of the Audit Committee.
     The Secretary will send a written acknowledgment to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless such stockholder communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which Toreador’s shares of stock are held and the number of such shares held.
     The following communications to the directors will not be considered a stockholder communication: (i) communication from a Toreador officer or director; (ii) communication from a Toreador employee or agent, unless submitted solely in such employee’s or agent’s capacity as a stockholder; and (iii) any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.
COMMITTEES
     Toreador’s Board of Directors has the following standing committees: Executive and Investment Committee, Nominating and Corporate Governance Committee, Audit Committee, Strategic Oversight Committee and the Compensation Committee.
Executive and Investment Committee.
     The Executive and Investment Committee is currently composed of Messrs. Lovett, Chairman, David Brewer, Falb, McLaughlin and Williamson. The Executive and Investment Committee is permitted to discharge all the responsibilities of the Board of Directors in the management of the business and affairs of Toreador, except where action of the full Board of Directors is required by statute or by our certificate of incorporation, and is to review all current management investment practices and to evaluate and monitor all existing and proposed Toreador investments. The Executive and Investment Committee did not hold any meetings in 2007.
Nominating and Corporate Governance Committee.
     The Nominating and Corporate Governance Committee is currently composed of Messrs. Williamson, Chairman, Rostow and Sanders. As described in more detail under “Executive Compensation — Director Compensation Table,” after the Board of Directors approved a settlement of certain disputes with Mr. David Brewer on March 12, 2008, he was removed as Chairman of and a member of the Nominating and Corporate Governance Committee on March 12, 2008 with Messrs. Bell, Lovett, McLaughlin, Sanders and Williamson voting to remove Mr. David Brewer, Messrs. David Brewer, Herbert Brewer and Rostow voting to keep him as the Chairman and a member and Mr. Falb abstaining. The functions of the Nominating and Corporate Governance Committee include: (i) recommending to the Board of Directors the nominees for the Board of Directors; (ii) recommending to the Board of Directors the nominees for the committees of the Board of Directors and (iii) reviewing and assessing our Code of Ethical Conduct and Business Practices and the Corporate Governance Guidelines and recommending changes thereto to the Board of Directors. The Nominating Committee and the Corporate Governance Committee were merged in November 2007 and held one meeting in 2007 after the merger. Prior to merging, the Nominating Committee held three meetings in 2007, and the Corporate Governance Committee held two meetings in 2007.
     A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.toreador.net.
     Process of Identifying and Evaluating Director Nominees
     The Nominating and Corporate Governance Committee is responsible for identifying and screening candidates for membership to the Board of Directors, using the criteria described below, and recommending director nominees to the Board of Directors. The committee considers various potential candidates for membership on the Board of Directors that come to the attention of the committee through current members of the Board of Directors, stockholders (as described below) or other persons. Additionally, although it did not do so with regard to the nominees for election at the 2008 Annual Meeting of Stockholders, the committee has the authority to retain a search firm and other expert advisors, as it deems necessary, to fulfill its responsibility of identifying candidates for membership on the Board of Directors and determine, on behalf of Toreador, such firm’s reasonable fees.
     Each candidate, whether identified by the committee, recommended by a stockholder or otherwise, is evaluated in the same manner and according to the same process. The Nominating and Corporate Governance Committee assesses the appropriate mix of skills and characteristics required of members of the Board of Directors in the context of the perceived needs of the Board of Directors or any of its committees at a given point in time. The committee evaluates the qualifications of each candidate against the criteria outlined below, as well as any additional criteria it sees fit to consider in making its recommendation to the Board of Directors concerning a candidate’s nomination for election or re-election as a director.
Criteria for Evaluating Director Nominees
     Criteria that the Nominating and Corporate Governance Committee uses to consider potential members of the Board of Directors include the following:
•	a candidate’s depth of experience at the policy-making level in business, government or education;

•	the balance of the business interest and experience of the incumbent or nominated directors;

•	a candidate’s availability and willingness to devote adequate time to Board of Directors duties;

•	the need for any required expertise on the Board of Directors or one of its committees;

•	a candidate’s character and judgment and ability to make independent analytical, probing and other inquiries;

•	the candidate’s willingness to exercise independent judgment;

•	the candidate’s financial independence to ensure such candidate will not be financially dependent on director compensation; and

•	in the case of an incumbent director, such director’s past performance on the Board of Directors.
     The criteria for nominating directors described above are intended to provide a flexible set of guidelines for the effective functioning of Toreador’s director nominations process. The criteria are to be reviewed as often as deemed appropriate, and we anticipate that modifications may be necessary from time to time as our needs and circumstances evolve and as applicable legal or listing standards change. In addition, the Company has adopted a mandatory retirement policy for its directors that prohibits directors from standing for re-election after reaching the age of 72, subject to the right of any current director that is already at least 72 years old to remain on the Board of Directors until the new directors are elected at the 2008 Annual Meeting. As mentioned above, this policy has been waived with respect to Mr. McLaughlin with regard to being elected at the 2008 Annual Meeting.
Consideration of Stockholder Recommendations of Director Candidates
     The Nominating and Corporate Governance Committee will consider a stockholder’s recommendations concerning possible candidates for nomination to the Board of Directors if the stockholder meets the following requirements: (i) the stockholder is entitled to vote for the election of directors at the meeting, (ii) the stockholder is a stockholder of record of not less than 1% of Toreador’s outstanding shares of common stock at the time of the recommendation; and (iii) the stockholder submits a written recommendation to: Director Nominations, c/o Corporate Secretary at 13760 Noel Road, Suite 1100; Dallas, Texas 75240.
     The written submission must include the following information:
•	the name and address, as they appear in Toreador’s stock ledger, of the stockholder and the name and address of the beneficial owner of Toreador’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made;

•	the class and number of the shares of stock of Toreador that are owned beneficially and of record by the record stockholder and by the beneficial owner of Toreador’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made;

•	any material interest or relationship that such recommending record stockholder and/or the beneficial owner of Toreador’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made, have with the recommended individual;

•	biographical information concerning the recommended individual, including age, employment history (including employer names and a description of the employer’s business);

•	all previous and current board memberships or similar positions held by the recommended individual;

•	any other information that the stockholder believes would aid the committee in its evaluation of the recommended individual;

•	written consent of the recommended individual (i) to stand for election if nominated by the Board of Directors and to serve as director if elected by Toreador’s stockholders, (ii) to comply with the expectations and requirements for service on the Board of Directors set forth in the Code of Ethical Conduct and Business Practices, Corporate Governance Guidelines

and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members and (iii) to provide all relevant information required to conduct an evaluation; and

•	all other information relating to the recommended individual that may be required by applicable laws.
     If the stockholder’s director nominee is to be considered for election at Toreador’s Annual Meeting of Stockholders, the written submission must be received not more than 180 days nor less than 120 days prior to the first anniversary of Toreador’s preceding Annual Meeting of Stockholders. If the stockholder’s nominee is to be considered for election at Toreador’s special meeting of stockholders or at Toreador’s Annual Meeting of Stockholders the date of which changed by more than 30 days from the anniversary date of Toreador’s preceding Annual Meeting of Stockholders, the stockholder’s written submission must be received no later than the close of business on the tenth day following the earlier of (i) the day on which notice of the date of such meeting of stockholders was mailed or (ii) public disclosure, as defined in Toreador’s bylaws, of the date of such meeting of stockholders was made.
     A stockholder may only nominate two candidates to be considered for election to the Board of Directors at each meeting of stockholders at which members of the Board of Directors are to be elected.
     The nominating process for stockholder recommendations concerning possible candidates for the nomination to the Board of Directors has not changed from the process disclosed in the 2007 proxy statement.
Director Nominees for Election at 2008 Annual Meeting
     All directors standing for election at the 2008 Annual Meeting of Stockholders are directors currently serving on the Board of Directors who unanimously were recommended by the Nominating and Corporate Governance Committee to the Board of Directors for re-election and were approved for re-election by the Board of Directors, as described above under “Election of Directors — Nominees for Directors.”
Audit Committee.
     The Audit Committee is currently composed of Messrs. Bell, Chairman, Herbert Brewer, McLaughlin, Rostow, Sanders and Williamson. All members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of The Nasdaq Marketplace Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. Alan Bell is an Audit Committee Financial Expert, as that term is defined in Item 401(h)(2) of Regulation S-K. The Audit Committee held nine meetings in 2007.
     A copy of the Audit Committee Charter is available on our website at www.toreador.net.
     The purpose of the Audit Committee is to oversee (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements and disclosures, (iii) our compliance with legal and regulatory requirements, (iv) the qualifications and independence of our independent auditing firm, (v) the performance of our internal audit function and independent auditor, (vi) our internal control systems, and (vii) our process for monitoring compliance with our Code of Ethical Conduct and Business Practices.
     Report of the Audit Committee
     The Audit Committee Charter sets forth the responsibilities of the Audit Committee which include: (i) selecting, evaluating, reviewing the independence of and approving services provided by the independent registered public accounting firm, (ii) reviewing the conduct of the audit, (iii) resolving disagreements between our management and the independent registered public accounting firm, (iv) reviewing critical accounting policies and practices and any proposed changes thereto, (v) reviewing Form 10-K and Form 10-Q prior to filing, and Toreador’s procedures with respect to press releases containing information regarding financial performance, (vi) overseeing Toreador’s internal audit function, (vii) reviewing and assessing the adequacy of Toreador’s internal control systems, (viii) overseeing compliance with the Code of Ethical Conduct and Business Practices, (ix) approving related party transactions, and (x) preparing the annual audit committee report. In fulfilling its responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007 and the audited financial statements in the annual report on Form 10-K for the years ended December 31, 2007, 2006 and 2005, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Grant Thornton, the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Toreador’s accounting principles. The Audit Committee also discussed with Grant Thornton the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), and applicable Securities and Exchange Commission rules and regulations. In addition, the Audit Committee has discussed with Grant Thornton the independent registered public accounting firm’s independence from management and Toreador, including the matters in the written disclosures and the letter provided to Toreador by the independent registered public accounting firm, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.
     The Audit Committee discussed with Toreador’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of Toreador’s internal controls, and the overall quality of Toreador’s financial reporting. The Audit Committee held nine meetings during 2007.
     The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee discussed with management and the independent registered public accounting firm significant deficiencies and material weaknesses identified during the course of the assessment and the audit and management’s plan to remediate those control deficiencies.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ending December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee has also approved the selection of Grant Thornton as Toreador’s independent registered public accounting firm for the year ending December 31, 2008.
By the Audit Committee:
Alan Bell, Chairman
Herbert L. Brewer
John Mark McLaughlin
Nicholas Rostow
H R Sanders, Jr.
Herbert C. Williamson
Strategic Oversight Committee
     The Strategic Oversight Committee is currently composed of Messrs. Williamson, Chairman, Bell, David Brewer, Falb and Lovett. The function of the Strategic Oversight Committee is to review and provide guidance to management on short-term and long-term strategic planning for the Company. The Strategic Oversight Committee did not hold any meetings in 2007.
Compensation Committee
     The Compensation Committee is currently composed of Messrs. Rostow, Chairman, Bell, Herbert Brewer, McLaughlin and Sanders. All members of the Compensation Committee are independent, pursuant to Rule 4200(a)(15) of The Nasdaq Marketplace Rules, and are “non-employee directors,” as that term is defined in Rule 16-b(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee held five meetings in 2007.
     A copy of the Compensation Committee Charter is available on our website at www.toreador.net.
     The purpose of the Compensation Committee is to assist the Board of Directors in discharging its responsibilities relating to executive compensation. Pursuant to its charter, the specific functions of the Compensation Committee include: (i) reviewing our compensation strategy; (ii) reviewing and making recommendations to the Board of Directors with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the Chief Executive Officer; (iii) consulting with the Chief Executive Officer prior to the Compensation Committee making recommendations to the Board of Directors with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the other executive officers; (iv) administering incentive and equity based plans in which the CEO and other executive officers may be participants; (v) reviewing and making recommendations to the Board of Directors regarding compensation paid to the directors; and (vi) preparing the annual report on executive compensation.
     With respect to director compensation, pursuant to its charter, the Compensation Committee is to annually review and make recommendations to the Board of Directors regarding the compensation paid to the Company’s directors. Such review shall include any fees paid for attendance at meetings of the Board of Directors and any of its committees and grants of stock options or stock.
     For a further discussion of the Compensation Committee’s role in executive officer compensation, the role of executive officers in determining or recommending the amount or form of executive compensation and the Compensation Committee’s use and engagement of independent third party compensation consultants, please see the “Compensation Discussion and Analysis” section of this Proxy Statement, including sections “How We Determine Each Element of Compensation,” and “How Elements of Our Compensation Program Are Related to Each Other” and “Executive Compensation - Director Compensation.” Pursuant to the Compensation Committee Charter, the Compensation Committee may delegate authority to a subcommittee consisting of at least two members of the Board of Directors but has not done so to date.
     Compensation Committee Interlocks and Insider Participation
     During 2007, the members of the Compensation Committee were Messrs. Rostow, Bell, Lee, Herbert Brewer, McLaughlin and Sanders. Mr. Lee passed away on October 4, 2007.
     Until November 30, 2007 when he resigned from Toreador, Frederic Auberty was Toreador’s Vice President-International Operations. He is the stepson of William I. Lee, a former Toreador director who died on October 4, 2007. In 2007, Frederic Auberty received total compensation of $225,466, including base salary, bonuses and the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Statement of Financial Accounting Standard (“SFAS”) 123R, Share-Based Payment.
     Until August 31, 2007 when he resigned from Toreador, Herschel Sanders was Toreador’s Vice President-Land and is the son of HR Sanders, Jr., a Toreador director. In 2007, Herschel Sanders received total compensation of $475,951, including base salary, bonuses and the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the SFAS 123R.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     In this compensation discussion and analysis, we discuss our compensation objectives, our decisions and the rationale behind those decisions relating to 2007 compensation for our named executive officers and our decisions to date regarding 2008 compensation. The following discussion and analysis contains statements regarding our performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
     Objectives of Our Compensation Program
     Our executive compensation program is designed to provide a comprehensive compensation program to meet the following objectives:
•	attract, retain and reward key members of management who contribute to our success and motivate the management team in the development and execution of short-term and long-term business strategies and goals;

•	structure compensation based on performance measures intended to reward performance which we believe creates value for stockholders;

•	structure our compensation program to ensure retention of key members of our management; and

•	promote an ownership mentality through the use of equity-based compensation that aligns the interests of management with the interests of our stockholders.
     What Our Compensation Program Is Designed to Reward
     Our compensation program is designed to reward, in both the short-term and the long-term, performance that contributes to the implementation of our business strategy and the achievement of our objectives. In addition, we reward qualities that we believe help achieve our business strategy such as teamwork, individual performance in light of general economic and industry specific conditions, the ability to manage our existing assets, the ability to explore new opportunities to increase oil and natural gas production, level of job responsibility, and tenure with the Company.
Elements of Our Compensation Program and Why We Pay Each Element
     Our management compensation program is comprised of four elements: base salary, cash bonus, long-term equity based compensation and benefits.
•	Base Salary. We pay base salary in order to recognize each named executive officer’s unique value and historical contributions to our success in light of salary norms in the industry and the general marketplace; to match competitors for executive talent; to provide named executive officers with sufficient, regularly paid income; and to reflect position and responsibility.

•	Cash Bonus. We include an annual cash bonus as part of our management compensation program because we believe this element of compensation (i) helps focus management on and motivate management to achieve key annual corporate objectives by rewarding the achievement of these objectives and (ii) is necessary to be competitive from a total remuneration standpoint.

Our annual incentive targets are an integral component of compensation that link and reinforce executive decision-making and performance with the annual objectives of the Company. Our 2007 Short-Term Incentive Compensation Plan (the “Cash Incentive Plan”) provided the opportunity to earn cash bonuses to our named executive officers based on (i) our oil and gas reserves, (ii) oil and gas production, (iii) general and administrative expenses and (iv) operating income. In January 2007, the Compensation Committee, after consulting with the President and Chief Executive Officer and the Chief Financial Officer regarding the annual budget, determined the goals for 2007 for our (i) oil and gas reserves, (ii) oil and gas production, (iii) general and administrative expenses and (iv) operating income. These four criteria were the same for all the named executive officers. In addition, the Compensation Committee determined the percentage of such person’s base pay that would be the target bonus if all four objectives were achieved. In January 2008, the Compensation Committee examined the Company’s results as compared to the four corporate objectives. Since the Company met only one of the four goals, the Compensation Committee determined the bonuses paid to the named executive officers based on individual performance reviews as describe below under “How We Determine Each Element of Compensation.”

In March 2008, after consultation with Longnecker & Associates (“Longnecker”), an independent compensation consultant, and at the recommendation of Mr. Lovett, the Compensation Committee recommended and the Board of Directors approved the following general goals for the compensation of the named executive officers: (i) 30% of the total compensation from base salary, (ii) 20% of total compensation from cash bonus assuming the maximum cash bonus is received and (iii) 50% of total compensation from equity grants assuming the maximum equity grant is received. In connection with this, the Compensation Committee recommended and the Board of Directors approved the 2008 Discretionary Employee Bonus Policy (the “Bonus Policy”) pursuant to which cash and equity incentive awards may be granted based on any combination of objective corporate, divisional group and/or local facility and/or individual performance measures. The 2008 goals for cash bonuses are based on the annual budget and are tied to (i) an increase in our oil and gas reserves, (ii) an increase in our oil and gas production, (iii) a cap on our general and administrative expenses, (iv) compliance with the Sarbanes-Oxley regulations for the 2007 audit and (v) stock price performance. Each of these five performance goals is associated with 15% of the cash bonus amount. If only a portion of a performance goal is met, the Compensation Committee, at its discretion, may award a portion of the 15% cash bonus amount associated with the performance goal. The remaining 25% of the cash bonus amount is a discretionary bonus pursuant to the Bonus Policy to reflect individual and/or corporate performance.

•	Long-Term Equity Incentive Compensation. Our long-term equity incentive compensation program is the primary vehicle for (i) aligning named executive officers’ and other employees’ interests with the interests of our stockholders, (ii) offering long-term incentives and rewards to our named executive officers and other employees, (iii) providing an incentive for retention of named executive officers and employees and (iv) providing a competitive total compensation package.

In January 2007, we set the target number of shares of restricted stock target amounts under the 2007 Long-Term Incentive Compensation Plan (the “Stock Incentive Plan”) for our named executive officers based on the same four criteria set forth above under the “Cash Incentive Plan.” In January 2008, the Compensation Committee examined the Company’s results as compared to the four corporate objectives. Since the Company met only one of the four corporate objectives, the Compensation Committee determined the number of shares of restricted stock to be granted to the named executive officers based on individual performance reviews as described below under “How We Determine Each Element of Compensation.” The restrictions on transferability on the restricted stock lapse in equal installments on each of the one year, two year and three year anniversary of the granting of the restricted stock if the employee is still employed by us on such date. These restricted stock shares were granted pursuant to our 2005 Long-Term Incentive Plan which was approved by our stockholders at the 2005 annual meeting and amended at the 2006 annual meeting.

Pursuant to the new Bonus Policy, the 2008 goals for equity grants are the same as described above for cash bonuses. Each of the five performance goals is associated with 15% equity bonus amount. If only a portion of a performance goal is met, the Compensation Committee, at its discretion, may award a portion of the 15% equity bonus amount associated with the performance goal. The remaining 25% of the equity bonus amount is a discretionary bonus pursuant to the Bonus Policy to reflect superior individual and/or corporate performance.
     How We Determine Each Element of Compensation
     The Compensation Committee and the Board of Directors oversee our compensation program. In accordance with The Nasdaq Marketplace Rules, the Compensation Committee is responsible for recommending to the Board of Directors for approval certain types and levels of compensation for our executive officers and for determining itself other types and levels of compensation for our executive officers. See “Committees — Compensation Committee.”
     The Compensation Committee has the authority to retain and terminate independent third party compensation consultants. The Compensation Committee annually reviews market and industry data to assess our competitive position with respect to the individual elements of total executive compensation to ensure the attraction, retention and appropriate reward of our President and Chief Executive Officer. The Compensation Committee also annually reviews and meets with the President and Chief Executive Officer regarding market and industry data to assess our competitive position with respect to the individual elements of total executive compensation to ensure the attraction, retention and appropriate reward of our other named executive officers.
2007
     In setting 2007 compensation, the Compensation Committee suggested that we engage Longnecker to conduct an independent compensation review and to provide analysis and recommendations for our compensation programs for all of our employees. As part of its process, in January 2007, Longnecker assessed the competitiveness of our executive compensation as compared to executive compensation of comparable companies in the oil and natural gas industry by comparing our executive compensation to that of a peer group of 16 public companies in the oil and natural gas industry. At our suggestion, these companies had average revenues of approximately $68 million and a market capitalization of approximately $436 million which were as follows.

Abraxas Petroleum	Exploration Company of Delaware, Inc.
ATP Oil & Gas Corporation	FX Energy, Inc.
Brigham Exploration Co.	Goodrich Petroleum, Inc.
Carrizo Oil & Gas, Inc.	Harken Energy Corporation
Comstock Resources, Inc.	Harvest Natural Resources, inc.
Contango Oil & Gas Company	Parallel Petroleum Corp.
Delta Petroleum Corp	PetroQuest energy, Inc.
Edge Petroleum Corp	Transamerica Exploration Incorporated

     All of the named executive officers that were employed by us in early 2007, which were Messrs. Graves, Weir, FitzGerald, Ramirez and Campise, were compared against all 16 of the companies, except that Messrs. Ramirez and Campise were not compared against Edge Petroleum Corp. since that company did not list a fourth and fifth highest paid executives in its proxy statement. In addition, the named executive officers were compared against published surveys as follows:
•	ECI 2005 Oil & Gas E&P Survey — Messrs. Graves, Weir, FitzGerald, Ramirez and Campise;

•	ERI Exec Comp 2006 — Messrs. Graves, Weir and FitzGerald;

•	Mercer 2006 Energy Compensation Survey for Exploration and Production Industry — Messrs. Graves, Weir and FitzGerald;

•	Mercer 2006 Energy Compensation Survey for Companies with Revenue Less than $175 million — Messrs. Graves, Weir, FitzGerald and Ramirez;

•	Mercer 2006 Executive Compensation Survey for Companies with Revenue Less than $500 million — Messrs. Ramirez and Campise;

•	Watson Wyatt 2006/2007 Top Management Comp Calculator for Crude Oil Exploration and Production — Mr. Graves;

•	Watson Wyatt 2006/2007 Top Management Comp Calculator for Energy Group — Messrs. Graves and Weir;

•	Watson Wyatt 2006/2007 Top Management Comp Calculator for Utilities and Energy — Mr. FitzGerald; and

•	Watson Wyatt 2006/2007 Top Management Comp Calculator for All Non-Manufacturing Industries — Mr. Campise.
     Based on a combination of the peer company data and the survey data, Longnecker analyzed the 50th and 75th percentiles of market compensation for total cash compensation, long term incentive compensation and total direct compensation. Longnecker determined (i) that our base salaries were about the 50th percentile with Messrs. Graves, Weir and Ramirez being more than 10% above the 50th percentile; (ii) that our total cash compensation was below the 50th percentile; (iii) that our long-term incentive compensation was slightly below the 50th percentile, with Mr. Weir being more than 10% above the 50th percentile and with Messrs. Ramirez and Campise being more than 10% below the 50th percentile; and (iv) our total compensation was below the 50th percentile with Mr. Weir being more than 10% above the 50th percentile and Messrs. Graves, Ramirez and Campise being 10% or more below the 50th percentile.
     In recommending base salaries to the Board of Directors for 2007 and in setting the 2007 Cash Incentive Plan targets and 2007 Stock Incentive Plan targets, the Compensation Committee considered subjective factors and utilized the Longnecker report described above to determine the base salary, target cash bonus and target equity grant of our President and Chief Executive Officer at the time, Mr. Graves, as compared to the president and chief executive officer of comparable companies and of our other management members as compared to comparable management members of comparable companies. The Compensation Committee established general guidelines of base salary, total cash compensation and equity compensation of Mr. Graves and the other members of management at or above the 50th percentile of peer companies with the 75th percentile being the maximum.
     In addition, the compensation package for the President and Chief Executive Officer is designed to recognize the fact that he bears the primary responsibility for effective management and operation of our business, the development of a successful business plan, the implementation of business strategy initiatives to lay the foundation for our steady and stable growth and increasing stockholder value. Accordingly, when evaluating the President and Chief Executive Officer’s on-the-job performance with respect to each of the categories of compensation, the Compensation Committee considers leadership, strategic planning for our future, dedication and focus on the short-term and long-term interests of the Company and its stockholders and professionalism, integrity and competence. Generally, in addition to the Longnecker report, the total compensation package for the other management members is based upon the individual’s responsibilities, experience and expected performance, taking into account, among other items, the individual’s initiative, contributions to our overall performance and handling of special projects.
2008
     In setting 2008 compensation, the Compensation Committee suggested that we engage Longnecker to conduct an independent compensation review and to provide analysis and recommendations for our compensation programs for our top eight executives. As part of its process, in January 2008, Longnecker assessed the competitiveness of our executive compensation as compared to executive compensation of comparable companies in the oil and natural gas industry by comparing our executive compensation to that of a peer group of 14 public companies in the oil and natural gas industry. At our suggestion, these companies had average revenues of approximately $90 million and a market capitalization of approximately $572 million and were as follows.

Abraxas Petroleum	FX Energy, Inc
ATP Oil & Gas Corporation	Goodrich Petroleum, Inc.
Brigham Exploration Co.	Harvest Natural Resources
Carrizo Oil & Gas, Inc.	Parallel Petroleum Corp.
Contango Oil & Gas Company	PetroQuest energy, Inc.
Delta Petroleum Corp	TXCO Resources Inc.
Edge Petroleum Corp.	Transmeridian Exploration Incorporated
     All of the remaining named executive officers, Messrs. Lovett, FitzGerald, Ramirez and Campise, were compared against all 14 of the companies, except that Mr. Campise was not compared against Edge Petroleum Corp. because that company did not list a fourth highest paid executive in its proxy statement. In addition, the named executive officers were compared against published surveys as follows:
•	ERI Executive Compensation Assessor — Crude Oil Exploration and Production — Messrs. Lovett, FitzGerald, Ramirez and Campise;

•	Mercer 2007 Energy Compensation Survey for Exploration and Production Industry — Mr. FitzGerald;

•	Mercer 2007 Energy Compensation Survey for Companies with Revenue Less than $175 million — Messrs. Lovett, FitzGerald and Ramirez;

•	Mercer 2007 Executive Benchmark Database for Companies with Revenue Less than $500 million — Messrs. Lovett and Campise; and

•	Watson Wyatt 2007/2008 Top Management Comp Calculator for Crude Oil Exploration and Production — Messrs. Lovett, FitzGerald and Campise.
     Based on a combination of the peer company data and the survey data, Longnecker analyzed the 50th and 75th percentiles of market compensation for total cash compensation, long term incentive compensation and total direct compensation. Longnecker determined (i) that our base salaries were about the 50th percentile; (ii) that our total cash compensation for the named executive officers was approximately the 50th percentile; (iii) that our long-term incentive compensation for the named executive officers was approximately the 50th percentile; and (iv) our total compensation for the named executive officers was approximately the 50th percentile.
     In recommending base salaries to the Board of Directors for 2008 and in setting the 2008 Cash Incentive Plan targets and 2008 Stock Incentive Plan targets, the Compensation Committee considered subjective factors and utilized the Longnecker report described above as well as a March 2008 Longnecker report that was devoted to incentive plans to determine the base salary, target cash bonus and target equity grant of our President and Chief Executive Officer, as compared to the president and chief executive officer of comparable companies and of our other management members as compared to comparable management members of comparable companies. The Compensation Committee established general guidelines of base salary, total cash compensation and equity compensation of the President and Chief Executive Officer and the other members of management at approximately the 50th percentile of peer companies.
     As with 2007 compensation, in addition, the compensation package for the President and Chief Executive Officer is designed to recognize the fact that he bears the primary responsibility for effective management and operation of our business, the development of a successful business plan, the implementation of business strategy initiatives to lay the foundation for our steady and stable growth and increasing stockholder value.
     Base Salary.
     2007
     At the January 2007 meeting, after considering the Longnecker report and the general compensation philosophy of the Company to be at least at the 50th percentile of the comparison companies, the Compensation Committee met by itself to review the base salary of G. Thomas Graves III, our President and Chief Executive Officer until January 25, 2007, and then met with Mr. Graves to obtain his recommendations for the base salaries of the other members of management, including the other named executive officers. The Compensation Committee then recommended to the Board of Directors the base salary of Mr. Graves, and, after taking into account his recommendations, recommended to the Board of Directors the base salary of the other members of management, including the other named executive officers. Based on our compensation guideline of being at least at the 50th percentile and the Longnecker report that our base salaries were approximately the 50th percentile, we gave small increases in salaries with Mr. Graves receiving an $8,400 raise, Messrs. Weir and FitzGerald receiving a $5,000 raise, Mr. Ramirez receiving a $8,500 raise and Mr. Campise receiving an

$8,000 raise. On January 25, 2007, Mr. Graves resigned as our President and Chief Executive Officer and Mr. Lovett was named our President and Chief Executive Officer. In accepting the position of President and Chief Executive Officer, Mr. Lovett agreed to accept Mr. Graves’s compensation package until we entered into a mutually agreeable employment agreement.
     In January 2007, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved the following base salaries for the named executive officers with Mr. Lovett replacing Mr. Graves as the President and Chief Executive Officer.

Named Executive Officer	2007 Base Salary
Nigel J. Lovett Chief Executive Officer and President	$428,400
Douglas W. Weir Senior Vice President — Chief Financial Officer	$255,000
Michael J. FitzGerald Executive Vice President — Exploration and Production	$275,000
Edward Ramirez Senior Vice President — Exploration and Production	$220,500
Charles J. Campise Vice President Accounting and Chief Accounting Officer	$168,000
     On March 14, 2007 but effective on January 25, 2007, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved an employment agreement with Mr. Lovett pursuant to which his base salary was lowered to $360,000 in exchange for his agreement to receive additional equity. In addition, on March 14, 2007, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved appointing Mr. FitzGerald as Executive Vice President, Exploration and Production and appointing Edward Ramirez as Senior Vice President, Exploration and Production. In connection with these promotions, the Compensation Committee recommended and the Board of Directors approved the entering into employment agreements with Messrs. Weir, FitzGerald, Ramirez and Campise with their 2007 base salaries remaining as set forth above. These agreements were entered into in order to provide more job security to Messrs. Weir, FitzGerald, Ramirez and Campise. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Base Awards Table” and “Potential Payments Upon Termination or Change in Control” for further information regarding these employment agreements.
     In recognition of their promotions in March 2007, effective May 1, 2007, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved annual base salary increases for Mr. FitzGerald to $280,000 and Mr. Ramirez to $230,000.
     Effective June 1, 2007, Mr. Weir resigned as our Senior Vice President of Finance and Chief Financial Officer. Mr. Lovett assumed Mr. Weir’s duties regarding relationships with commercial and investment banks, and Mr. Campise was appointed Vice President — Finance & Accounting and Chief Accounting Officer. In recognition of his increased responsibilities, effective June 1, 2007, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved an annual base salary increase for Mr. Campise to $200,000.
     2008
     In January 2008, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved that the annual base salaries of the remaining named executive officers would not change except for increasing Mr. Campise’s annual base salary to $210,000. This action was due to the Compensation Committee’s belief that the base salaries were sufficient based on the January 2008 Longnecker report.
     Cash Incentive Plan.
     2007
     Our remaining named executive officers were eligible to participate in the 2007 Cash Incentive Plan. In keeping with the Company’s goal of being at least at the 50th percentile of the comparison group and taking into account the recommendations of Mr. Graves for all persons other than the President and Chief Executive Officer, funding under the 2007 Cash Incentive Plan was initially set in January 2007.

     Also in January 2007, the Compensation Committee established corporate performance goals for the 2007 Cash Incentive Plan as follows:
•	Oil and Gas Reserves: Our oil and gas reserves as measured using SEC criteria and reported in our Form 10-K for the year ended December 31, 2007 were to increase by 50% during 2007 from acreage held by us on January 1, 2007 on a fully diluted basis. The 2006 reserves were approximately 16 million barrels of oil equivalent (BOE) or .80 BOE per outstanding share at the end of 2006. The goal for 2007 was approximately 1.2 BOE per outstanding fully diluted share.

•	Oil and Gas Production: Our annual oil and gas production for 2007 as reported on Form 10-K for the year ended December 31, 2007 was to equal or exceed 150% of the production for 2006.

•	General and Administrative Expense: We were to hold general and administrative expenses to a maximum of $10.0 million in 2007, subject to adjustment to accommodate additional general and administrative expenses incurred at the direction of the Board of Directors and excluding payments to Mr. Graves in connection with his resignation as President and Chief Executive Officer.

•	Operating Income: Our operating income, defined as oil and gas sales less lease operating expenses, general and administrative expenses and depreciation, depletion and amortization expenses, was to be at least $30.0 million, excluding payments to Mr. Graves in connection with his resignation as President and Chief Executive Officer.
     Since (i) we only met one of the four performance goals, general and administrative expense, (ii) we wished to conserve cash and (iii) our stock price was low in January 2008, Mr. Lovett recommended to the Compensation Committee, and the Compensation Committee recommended to the Board of Directors, which approved, that less cash and more equity be paid out than would have been otherwise paid out. Approximately 80% of the cash bonus based on 25% of the Cash Incentive Plan was paid out, subject to Mr. Lovett, pursuant to the terms of his employment agreement, electing to receive his $42,210 bonus in immediately vested restricted stock which based on the $7.56 stock price on the date of the Longnecker report, January 11, 2008, equated to 5,600 shares. The amounts paid out are set forth below.
     The target awards set in January 2007 and the actual awards determined for our remaining named executive officers in January 2008 based on our 2007 results and under the terms of our 2007 Cash Incentive Plan, adjusted as discussed above, were as follows:

	2007 Cash Incentive Plan
		Target 2007
	Percent of	Award
Named Executive Officer	Base Pay	(maximum)	Actual Award
Nigel J. Lovett Chief Executive Officer And President	70%	$252,000	$42,210	(1)
Michael J. FitzGerald Executive Vice President- Exploration and Production	75%	$206,550	$30,000
Charles J. Campise Vice President Accounting and Chief Accounting Officer	35%	$58,800	$30,000
Edward Ramirez Senior Vice President — Exploration and Production	39%	$85,680	$20,000

(1)	As noted above, actually paid in 5,600 shares of immediately vested stock as requested by Mr. Lovett and pursuant to the terms of his employment agreement.
     The amounts paid to each named executive officer were based on performance reviews by both superiors and employees reporting to or working with the named executive officer.
     2008
     As described above, in March 2008, the Board of Directors adopted the Bonus Policy, and the Compensation Committee set the 2008 cash bonus amounts based on achieving certain performance goals plus an additional goal based on individual and/or corporate performance. In adopting the Bonus Policy, the Compensation Committee and the Board of Directors considered the March 2008 Longnecker report regarding incentive practices of the 14 competitor companies described above and published surveys in recommending (i) target payout levels for the named executive officers, (ii) performance measures and the weighting thereof and (iii) the use of discretion in making awards. The five performance goals for 2008 are as follows:
•	Oil and Gas Reserves — Replace 110% of 2008 oil and gas production with additional proved reserves on a BOE basis.

•	Oil and Gas Production — 2008 oil and gas production is to be at least 1 million BOE.

•	General and Administrative Expenses — 2008 general and administrative expenses are to be no greater than $13.6 million, subject to modification for additional expenditures subsequently approved by the Board of Directors.

•	Sarbanes-Oxley Compliance — We will be in full compliance with the requirements of the Sarbanes-Oxley legislation for the 2007 audit.

•	Stock Price Performance — Our stock price performance in 2008 shall exceed the average stock price performance of our peer group based on the peer group determined by Longnecker.
     Each of these five performance goals will be associated with 15% of the cash bonus target for each named executive officer. If only a portion of a performance goal is met, the Compensation Committee, at its discretion, may award a portion of the 15% of the cash bonus amount associated with the performance goal. In addition, the Compensation Committee has the authority to apply a 25% discretionary increase in bonus amount based on individual and/or corporate performance. The table below sets forth the cash bonus based on achieving all five performance goals and assuming the maximum 25% discretionary bonus.
2008 Cash Incentive Plan

	Percent of Total
	Maximum	Target 2008 Award
Named Executive Officer	Compensation	(maximum)
Nigel J. Lovett Chief Executive Officer And President	10%	$120,000
Michael J. FitzGerald Executive Vice President — Exploration and Production	20%	$188,000
Charles J. Campise Senior Vice President — Finance & Accounting and Chief Accounting Officer	19%	$141,000
Edward Ramirez Senior Vice President — Exploration and Production	20%	$154,000
     The percentage of total maximum compensation to which the 2008 Cash Incentive Plan relates is based on the ratio of 30% base salary, 20% maximum cash bonus and 50% maximum equity bonus. However, Mr. Lovett requested that half of his maximum cash bonus be credited to his maximum equity bonus and Mr. Campise requested that more of his bonus be weighted toward equity rather than cash. Therefore, both Messrs. Lovett and Campise have less than 20% of their total maximum compensation in the form of cash bonus.
     Stock Incentive Plan.
     2007
     For performance during 2007, our named executive officers were eligible to participate in the 2007 Stock Incentive Plan. The target number of shares was determined by a Longnecker report formula setting forth a dollar value for each management position based on the goal of the Company being at least at the 50th percentile of the comparison group and after taking into account the recommendation of Mr. Graves for all persons other than himself. Based on the closing price on the date of the Longnecker report, January 15, 2007, the Compensation Committee determined how many shares of common stock the dollar value would become if the target were met. The Compensation Committee awards for 2007 under the 2007 Stock Incentive Plan were based on the same performance goals as described above for the 2007 Cash Incentive Plan.
     As described above, since (i) we only met one of the four performance goals, general and administrative expense, (ii) we wished to conserve cash and (iii) our stock price was low in January 2008, Mr. Lovett recommended to the Compensation Committee, and the Compensation Committee recommended to the Board of Directors, which approved, that less cash and more equity be paid out than would have been otherwise paid out. Approximately 200% of the equity bonus based on 25% of the Stock Incentive Plan was paid out, excluding Mr. Lovett’s additional 5,600 shares from his election to receive his cash bonus in stock. The shares of restricted stock were issued pursuant to our 2005 Long-Term Incentive Plan with the restrictions on transferability lapsing in equal installments on the one year, two year and three year anniversary of the grant date if employees are still employed by us on such dates. The shares granted are set forth below.
     The target number of shares of restricted stock set in January 2007 and the actual number of shares of restricted stock granted for our remaining named executive officers on January 24, 2008 based on our 2007 results and under the terms of our 2007 Stock Incentive Plan, adjusted as discussed above, were as follows:
2007 Stock Incentive Plan

	Target 2007 Award
Named Executive Officer	(maximum)	Actual Award
Nigel J. Lovett Chief Executive Officer And President	40,000	20,400
Michael J. FitzGerald Executive Vice President — Exploration and Production	12,300	4,000
Charles J. Campise Senior Vice President — Finance & Accounting and Chief Accounting Officer	6,500	6,000
Edward Ramirez Senior Vice President — Exploration and Production	8,000	3,000
     The shares granted each named executive officer were based on performance reviews by both superiors and employees reporting to or working with the named executive officer.
     Also, pursuant to his employment agreement, Mr. Lovett was issued 10,000 shares of stock without restriction on the one year anniversary of his hiring which was January 25, 2008.
     Under the Stock Incentive Plan for 2006, restricted stock awards were made on January 25, 2007 for achievement of 75% of the corporate performance goals related to 2006. Because these awards were granted in 2007, they are reflected in the Grant of Plan-Based Awards table below even though the grants relate to 2006 performance goals which were the following:
•	Oil and Gas Reserves: Our oil and gas reserves as measured using SEC criteria and reported in our Form 10-K for the year ended December 31, 2006 were to increase by 100% during 2006 from acreage held by us on January 1, 2006.

•	Oil and Gas Production: Our annual oil and gas production for 2006 as reported on Form 10-K for the year ended December 31, 2006 was to equal or exceed 717,766 BOE from acreage held by Toreador on January 1, 2006.

•	General and Administrative Expense: We were to hold general and administrative expenses to a maximum of $9.0 million in 2006, subject to adjustment to accommodate additional general and administrative expenses incurred at the direction of the Board of Directors.

•	Operating Income: Our operating income, defined as oil and gas sales less lease operating expenses, general and administrative expenses and depreciation, depletion and amortization expenses, was to be at least $15.5 million.

     2008
     As described above, in March 2008, the Board of Directors adopted the Bonus Policy, and the Compensation Committee set the 2008 equity bonus amounts based on achieving certain performance goals plus an additional goal based on individual and/or corporate performance. The five performance goals for 2008 are the same as for the 2008 cash bonus amounts.
     Each of these five performance goals will be associated with 15% of the equity bonus target for each named executive officer. If only a portion of a performance goal is met, the Compensation Committee, at its discretion, may award a portion of the 15% of the equity bonus amount associated with the performance goal. In addition, the Compensation Committee has the authority to apply a 25% discretionary increase in equity bonus amount based on individual and/or corporate performance. The table below sets forth the equity bonus based on achieving all five performance goals and assuming the maximum 25% discretionary bonus.
2008 Stock Incentive Plan

	Percent of Total
	Maximum	Target 2008 Award
Named Executive Officer	Compensation	(maximum)
Nigel J. Lovett Chief Executive Officer and President	60%	90,250
Michael J. FitzGerald Executive Vice President — Exploration and Production	50%	58,500
Charles J. Campise Senior Vice President — Finance & Accounting and Chief Accounting Officer	53%	50,000
Edward Ramirez Senior Vice President — Exploration and Production	50%	48,000
     The percentage of total maximum compensation to which the 2008 Stock Incentive Plan relates is based on the ratio of 30% base salary, 20% maximum cash bonus and 50% maximum equity bonus. The number of shares was determined based on the dollar amount equal to the appropriate percentage divided by $8 which is slightly above the closing price on March 12, 2008, the date the 2008 Stock Incentive Plan was finalized. As described above, Mr. Lovett requested that half of his maximum cash bonus be credited to his maximum equity bonus and Mr. Campise requested that more of his bonus be weighted toward equity rather than cash. Therefore, both Messrs. Lovett and Campise have more than 50% of their total maximum compensation in the form of stock bonus.
     Benefits. We offer a variety of health and welfare programs to all eligible employees, including the named executive officers. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, pharmacy, dental, vision, life insurance and accidental death and disability. We provide full time employees, regularly scheduled to work 40 or more hours per week, short and long-term disability and basic life insurance at no cost to the employee. We offer a qualified 401(k) savings and retirement plan. All of our employees, including the named executive officers, are generally eligible for the 401(k) plan. Our contribution to the 401(k) plan is a percentage of the participants’ salary. The amounts of our matching contributions under the 401(k) Plan for 2006 for each of the named executive officers are included in column (i) “All Other Compensation” of the “Summary Compensation Table” of this proxy statement. We provided an automobile to our President and Chief Executive Officer. We provided a gasoline allowance to Messrs. FitzGerald, Ramirez and Campise as we do with all employees.
     In connection with his becoming our President and Chief Executive Officer, we agreed to reimburse Mr. Lovett, and did reimburse him, for reasonable personal travel between his New York office, his Connecticut home and our Dallas office, and we have agreed to reimburse him for his reasonable moving and storage costs when he moved to Dallas.
How Elements of Our Compensation Program Are Related to Each Other
     Through 2007, we viewed the various components of compensation as related but distinct with a significant portion of total compensation reflecting a risk aspect tied to long-term and short-term financial and operational goals. We determined the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our Compensation Committee did not adopt any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash or non-cash compensation, or among different forms of non-cash compensation.
     However, is setting 2008 compensation, the Compensation Committee and the Board of Directors reviewed the Longnecker recommendation in its March 2008 report based on its review of the 14 companies to whom Toreador was compared set forth above and determined that in general for named executive officers the ratio of base salary, maximum cash bonus and maximum equity bonus should be 30%/20%/50%.
     Accounting and Tax Considerations
     Under Internal Revenue Code Section 162(m), a limitation is placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1 million in any taxable year, unless the compensation is performance based. However, due to our Net Operating Losses, we do not believe that we will be subject to Section 162(m) in the near future. Therefore, we do not consider Section 162(m) in determining compensation.
     Termination of Employment Arrangements
     Employment Agreements
     As described under “Narrative Disclosure of Summary Compensation Table and Grants of Plan-Based Awards Table,” we have entered into employment agreements with Messrs. Lovett, FitzGerald, Ramirez and Campise.
     If we did one of the following to Mr. Lovett pursuant to his 2007 employment agreement:
•	caused him to terminate for Good Reason (as defined under “Potential Payments Upon Termination or Change in Control”); or

•	terminated him other than for Cause (as defined under “Narrative Disclosure of Summary Compensation Table and Grants of Plan-Based Awards Table”);
we were to provide him with up to 100,000 inducement shares of stock that had not been granted.
     If we did one of the following to Mr. Lovett pursuant to his 2007 employment agreement:
•	following a Change in Control (as defined under “Potential Payments Under Termination or Change in Control”);
o	he was terminated without Cause;

o	he was demoted from the position of President and Chief Executive Officer; or

o	his authorities, powers, functions, responsibilities or duties were materially reduced, we were to provide him with the following:
•	full vesting of all stock awards granted to him pursuant to the 2007 Cash Incentive Plan and the 2007 Stock Incentive Plan; and

•	with up to 100,000 inducement shares of stock that had not been granted.
     If we did one of the following to Messrs. Lovett, FitzGerald, Ramirez or Campise pursuant to such named executive officer’s 2007 employment agreement:
•	caused him to terminate for Good Reason; or
•	terminated him other than for Cause,
     we were to provide him with the following:
•	unused vacation time;
•	two years annual base salary; and
•	compatible medical coverage under our United States medical plan for up to two years.

     The terms regarding Mr. Lovett’s agreement were negotiated specifically with him in connection with his entering into the employment agreement. When he agreed to become our President and Chief Executive Officer on January 25, 2007, we agreed that we would negotiate an employment agreement. The employment agreement was entered into on March 14, 2007. The agreements for Messrs. FitzGerald, Ramirez and Campise were entered into by us in order to provide additional job security to the employees.
     On March 12, 2008, we entered into new employment agreements with Messrs. Lovett, FitzGerald, Ramirez and Campise. The key differences in Mr. Lovett’s 2008 agreement regarding termination and Change in Control as compared to his 2007 agreement are as follows: as soon as the 2005 Long-Term Incentive Plan is amended to permit the granting of such number of shares, we are to grant Mr. Lovett 100,000 shares of restricted stock which shall vest equally over three years beginning on the first anniversary of the date of grant of the award if he is still employed on such dates and options to purchase 100,000 shares of common stock with an exercise price equal to the fair market value of the common stock on the date of grant which options shall vest equally over three years beginning on the first anniversary of the date of grant of the award if he is still employed on such dates, and if there is a Change of Control and following such Change of Control, Mr. Lovett is terminated without “Cause,” Mr. Lovett is demoted from the positions of President and Chief Executive Officer or Mr. Lovett’s authorities, powers, functions, responsibilities or duties are materially reduced, the portion of the 100,000 shares of restricted stock mentioned above that is unvested and the portion of the stock options exercisable into 100,000 shares of common stock that is unvested will be fully vested. For Messrs. FitzGerald, Ramirez and Campise, there were no material differences between their 2007 employment agreements and their 2008 employment agreements regarding termination.
     Equity Agreements
     On November 8, 2006, we entered into an agreement with each of Messrs. FitzGerald and Ramirez pursuant to which if a Change in Control occurs in which we are a party prior to January 1, 2011 and such named executive officer is still an employee at such time, such named executive officer may be granted additional shares of common stock without restrictions on transferability. If the Change of Control occurs and such named executive officer has not received a grant of restricted stock in either 2009 or 2010, such named executive officer shall be granted 16,000 shares of common stock. If the Change of Control occurs and such named executive officer has received a grant of restricted stock in 2009 but has not received a grant of restricted stock in 2010, such named executive officer shall be granted 8,000 shares of common stock.
     On November 7, 2007, the Compensation Committee amended all outstanding restricted stock agreements to provide for the immediate vesting of all unvested restricted stock upon a Change in Control.
     The Change in Control provisions in both the employment agreement for Mr. Lovett and the equity agreements help prevent management from being distracted by rumored or actual Changes in Control. The Change in Control provisions provide:
•	incentives to remain with us despite the uncertainties of a potential or actual change in control transaction;
•	assurance of severance and benefits for Mr. Lovett; and
•	access to equity components after a Change in Control.
     While there is a double trigger for Mr. Lovett to receive benefits upon a Change in Control under the employment agreement, there is a single trigger for the vesting of restricted stock agreements for all employees for the following reasons:
•	to be competitive with what we believe to be the standards for the treatment of equity upon a Change in Control;
•	employees who remain after a Change in Control are treated the same with regard to equity as the general stockholders who could sell or otherwise transfer their equity upon a Change in Control; and
•	since we would not exist in our present form after a Change in Control, employees should not have to have their return on such equity dependent upon the new company’s future success.
     On January 25, 2007, Mr. G. Thomas Graves III, resigned as our President and Chief Executive Officer. On that date in connection with his resignation, a letter agreement was executed whereby we provided for the immediate vesting of 50,900 shares of his restricted stock and issued the 20,900 shares of stock granted to him on January 25, 2007 without a vesting requirement. Subsequently, pursuant to the letter agreement, on April 17, 2007, we negotiated and entered into a Separation and Mutual Release Agreement with Mr. Graves. The Separation and Mutual Release Agreement specified the following (i) $840,000 to be paid as separation pay, of which $385,000 was paid in equal installments through December 31, 2007 and the remaining $455,000 was paid in a lump sum in 2008 on or before March 14, 2008; (ii) $188,666 to be paid as bonus pay and $94,333 was paid on December 31, 2007 and the remaining

$94,333 will be paid on December 31, 2008; and (iii) reimbursement for monthly premium costs incurred under the Consolidated Omnibus Budget Reconciliation Act for a period not to exceed eighteen months.
     Stock Ownership Policy
     Currently the Company does not have a stock ownership policy and does not have a policy that prohibits employees from hedging their economic exposure as a result of owning shares of Company stock.
Compensation Committee Report
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K, Item 402(b) with management. Based on the review and discussions referred to in the preceding sentence, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement.
By the Compensation Committee:
Nicholas Rostow, Chairman
Alan Bell
Herbert L. Brewer
J. Mark McLaughlin
H R Sanders, Jr.

Summary Compensation Table
     The following table sets forth information regarding the total compensation received by or earned by (i) the Company’s Chief Executive Officers during 2006 and 2007, (ii) the Company’s Chief Financial Officer during 2006 and 2007 and (iii) our other executive officers other than the Chief Executive Officers or the Chief Financial Officer in 2006 and 2007 who were serving as executive officers as of December 31, 2007. This table and accompanying narrative should be read in conjunction with the Compensation Discussion and Analysis, which sets forth the objectives and other information regarding the Company’s executive compensation program.

					Non-Equity
				Stock	Incentive Plan
Name and Principle				Awards	Compensation	All Other
Position	Year	Salary	Bonus	(1)	(2)	Compensation		Total
G Thomas Graves III —	2007	$35,000	$—	$—	$—	$471,654	(4)	$506,654
Chief Executive Officer And President(3)	2006	420,000	—	—	189,000	75,357	(4)	977,724
Nigel J. Lovett — Chief Executive Officer And President(5)	2007	338,680	—	32,768	42,210	27,989	(6)	441,647
Douglas W. Weir —	2007	128,501	—	—	—	17,008	(8)	145,509
Senior Vice President- Chief Financial Officer(7)	2006	250,000	—	176,020	93,750	19,886	(8)	539,656
Michael J. FitzGerald —	2007	280,969	—	444,405	30,000	17,708	(9)	773,082
Executive Vice President- Exploration and Production	2006	270,000	—	261,873	89,438	14,736	(9)	636,047
Edward Ramirez — Senior Vice President- Exploration and Production(10)	2007	229,469	—	350,677	20,000	17,708	(11)	617,854
Charles J. Campise —	2007	188,881	—	90,586	30,000	17,404	(13)	326,871
Senior Vice President - Finance & Accounting And Chief Accounting Officer(12)	2006	160,000	50,000	65,953	46,500	11,329	(13)	333,782

(1)	Stock awards are the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the SFAS 123R, and includes awards granted in prior periods. Our policy and assumptions made in the valuation of share-based payments are contained in note 2 of the consolidated financial statements for the year-ended December 31, 2007 as set forth in our Annual Report on Form 10-K. Due to his resignation, Mr. Weir forfeited unvested restricted stock grants totaling 19,000 shares.

(2)	Amounts shown represent the non equity incentive plan compensation earned in 2007 and 2006, as applicable. All non-equity incentive plan compensation payments earned in 2006 were made in 2007 and earned in 2007 were made in 2008. For further information, see “Executive Compensation — Compensation Discussion and Analysis — Cash Incentive Plan.”

(3)	Mr. Graves resigned on January 25, 2007.

(4)	Other compensation consists of (i) premium on a life insurance policy for 2006 of $16,291 and for 2007 of $0, (ii) premium on a long term care policy for 2006 of $1,999 and for 2007 of $1,898, (iii) premium on temporary or total disability insurance policy for 2006 of $10,424 and for 2007 of $0, (iv) long-term care disability insurance for 2006 of $2,636 and for 2007 of $0, (v) automobile lease, insurance and gas reimbursement for 2006 of $8,108 related to personal use and for 2007 of $0 related to personal use, (vi) Toreador’s 401(k) matching contribution to employee for 2006 of $10,900 and for 2007 of $8,714, (vii) club dues and memberships for 2006 of $8,458 and for 2007 of $0, (viii) payment for a contractor to perform personal financial assistance for 2006 of $16,541 and for 2007 of $0, and (ix) compensation paid or accrued in connection with the Separation and Mutual Release Agreement dated April 17, 2007 of $461,042.

(5)	Mr. Lovett became our President and Chief Executive Officer on January 25, 2007.

(6)	Other compensation consists of (i) long-term care disability insurance for 2007 of $1424, (ii) automobile lease, insurance and gas reimbursement for 2007 of $8,108 related to personal use, (iii) Toreador’s 401(k) matching contribution to employee for 2007 of $7,860, and (iv) $10,597 for actual travel costs by Mr. Lovett to his New York City office and his Connecticut home.

(7)	Mr. Weir resigned his employment effective June 1, 2007.

(8)	Other compensation consists of (i) premium on a long term care policy for 2006 of $1,704, (ii) automobile lease, insurance and gas reimbursement for 2006 of $7,626 and gas reimbursement for 2007 of $500, (iii) Toreador’s 401(k) matching contribution to employee for 2006 of $7,900 and for 2007 of $14,610 and (iv) long-term care disability insurance for 2006 of $2,636 and for 2007 of $1,898.

(9)	Other compensation consists of (i) gas reimbursement for 2006 of $1,200 and for 2007 of $1,200, (ii) Toreador’s 401(k) matching contribution to employee for 2006 of $10,900 and for 2007 of $14,610 and (iii) long-term care disability insurance for 2006 of $2,636 and for 2007 of $1,898.

(10)	On March 14, 2007, Mr. Ramirez was appointed Senior Vice President, Exploration and Production.

(11)	Other compensation consists of (i) gas reimbursement for 2007 of $1,200, (ii) Toreador’s 401(k) matching contribution to employee for 2007 of $14,610 and (iii) long-term care disability insurance for 2007 of $1,898.

(12)	On January 24, 2008, Mr. Campise was promoted to Senior Vice President — Finance & Accounting and Chief Accounting Officer.

(13)	Other compensation consists of (i) long-term care disability insurance for 2006 of $2,109 and for 2007 of $1,594, (ii) gas reimbursement for 2006 of $1,200 and for 2007 of $1,200 and (iii) Toreador’s 401(k) matching contribution to employee for 2006 of $8,020 and for 2007 of $14,610.

Grants of Plan-Based Awards
     The following table summarizes the 2007 grants of equity and non-equity plan-based awards.
GRANTS OF PLAN-BASED AWARDS

			Estimated Possible	Estimated Possible
			Payouts under Non-	Payouts under
			Equity Incentive Plan	Equity Incentive
			Awards (1)	Plan Awards (2)
					All Other
					Stock	Grant
					Awards	Date Fair
					Number	Value of
		Compensation			of Shares	Stock
	Grant	Committee	Maximum	Maximum	of Stock	Awards
Name	Date	Action Date	($)	(#)	(#)(3)	(4)
G. Thomas Graves III	1/25/07	1/22/07			20,900	$573,078
	1/25/07	1/25/07			50,900 (5)	53,067
Nigel J. Lovett			$252,000 (6)
	3/14/07	3/14/07		40,000		—
Douglas W. Weir			200,000 (7)
	1/25/07	1/24/07		12,300 (7)
	1/25/07	1/22/07			8,100 (7)	222,102
Michael J. FitzGerald			206,550
	1/25/07	1/24/07		12,300
	1/25/07	1/22/07			7,800	213,876
Edward Ramirez			85,680
	1/25/07	1/24/07		8,000
	1/25/07	1/22/07			6,200	170,004
Charles J. Campise			58,800
	1/25/07	1/24/07		6,500
	1/25/07	1/22/07			2,695	73,897

(1)	Granted pursuant to the 2007 Short-Term Incentive Compensation Plan (Cash Incentive Plan). There was only a maximum level and no target or threshold levels.

(2)	Granted pursuant to the 2007 Long-Term Incentive Plan (Stock Incentive Plan). There was only a maximum level and no target or threshold levels.

(3)	Issued pursuant to the Long-Term Incentive Plan for 2006 (Stock Incentive Plan). Stock was issued under the 2005 Long-Term Incentive Plan, as amended.

(4)	The grant date fair value of the stock awards is calculated in accordance with SFAS 123R.

(5)	In connection with Mr. Graves’s resignation on January 25, 2007, Toreador vested 50,900 shares of unvested restricted stock.

(6)	Pursuant to his employment agreement, Mr. Lovett agreed to accept a portion of the 2007 Short-Term Incentive Compensation Plan payments in common stock so long as the minimum amount received in common stock is 50% of the payment with the actual amount to be determined by him. He accepted 100% in common stock.

(7)	Mr. Weir forfeited these grants upon his resignation effective June 1, 2007.

Narrative Disclosure Regarding Summary Compensation Table and Grants of Plan-Based Awards Table.
     On March 14, 2007, we entered into employment agreements with Messrs. Lovett, Weir, FitzGerald, Ramirez and Campise.
     Pursuant to his employment agreement which was effective through January 25, 2008, Mr. Lovett received an annual base salary of $360,000. In addition, if all four of the goals set forth in the 2007 Short Term Incentive Compensation Plan were met, Mr. Lovett would have received a bonus, in cash and stock, of $252,000, with Mr. Lovett determining which portion of the bonus was to be received in common stock so long as the minimum amount received in common stock was 50% of the payment. If the same four goals set forth in the 2007 Long Term Incentive Compensation Plan were met, Mr. Lovett would have received 40,000 shares of restricted common stock with such shares vesting on the first, second and third anniversaries of the grant date. In becoming our President and Chief Executive Officer, we agreed to reimburse Mr. Lovett for (i) reasonable personal travel between his New York City office, (ii) his Connecticut home and our Dallas home office, (iii) his reasonable moving and storage expenses when he moved to Dallas and (iv) his reasonable moving and storage expenses when he moves from Dallas at the end of his employment with us. As an inducement to becoming our President and Chief Executive Officer, Mr. Lovett was to receive 10,000 shares of common stock on January 25, 2008 (which he received), and is to receive 20,000 shares of common stock on January 25, 2009, 30,000 shares of common stock on January 25, 2010 and 40,000 shares of common stock on January 25, 2011.
     Pursuant to the employment agreements for Messrs. FitzGerald, Weir, Ramirez and Campise which were effective until March 14, 2008 which had a base annual salary for Mr. FitzGerald of $275,000, Mr. Weir of $255,000, Mr. Ramirez of $220,500 and Mr. Campise of $168,000, if any of them was terminated without Cause or resigned for Good Reason, such executive would have been entitled to receive the following: (i) all salary earned through the date of termination and payments for all earned but unused vacation time; (ii) two years annual base salary paid out over 24 months and (iii) if we provided medical insurance for our employees, medical insurance premiums for the lesser of two years or until the executive’s coverage under our United States medical plan terminates.
     “Cause” for Messrs. Lovett, FitzGerald, Weir, Ramirez and Campise was defined to mean the following:
•	the executive’s commission of a dishonest or fraudulent act in connection with the executive’s employment, or the misappropriation of our property;

•	the executive’s conviction of, or plea of nolo contendere to, a felony or crime involving dishonesty;

•	the executive’s inattention to duties, unsatisfactory performance, or failure to perform the executive duties, provided in each case we gave the executive written notice and thirty (30) days to correct the executive’s performance to our satisfaction;

•	a substantial failure to comply with our policies;

•	a material and willful breach of the executive’s fiduciary duties in any material respect, provided in each case we gave the executive written notice and thirty (30) days to correct;

•	the executive’s failure to comply in any material respect with any legal written directive of our board of directors; or

•	any act or omission of the executive which was of substantial detriment to us because of the executive’s intentional failure to comply with any statute, rule or regulation, except any act or omission believed by the executive in good faith to have been in or not opposed to our best interest (without intent of the executive to gain, directly or indirectly, a profit to which the executive was not legally entitled).
     On March 12, 2008, we entered into new employment agreements with Messrs. Lovett, FitzGerald, Ramirez and Campise. The key differences in Mr. Lovett’s 2008 agreement as compared to his 2007 agreement are as follows: (i) the term of employment is through December 31, 2011, and (ii) as soon as the 2005 Long-Term Incentive Plan is amended to permit the granting of such number of shares, we are to grant Mr. Lovett 100,000 shares of restricted stock which shall vest equally over three years beginning on the first anniversary of the date of grant of the award if he is still employed on such dates and options to purchase 100,000 shares of common stock with an exercise price equal to the fair market value of the common stock on the date of grant which options shall vest equally over three years beginning on the first anniversary of the date of grant of the award if he is still employed on such dates. If there is a Change of Control and following such Change of Control, Mr. Lovett is terminated without Cause, Mr. Lovett is demoted from the positions of President and Chief Executive Officer or Mr. Lovett’s authorities, powers, functions, responsibilities or duties are materially reduced, the portion of the 100,000 shares of restricted stock mentioned above that is unvested and the portion of the stock options exercisable into 100,000 shares of common stock that is unvested will be fully vested. For Messrs. FitzGerald, Ramirez and Campise, there were no material differences between their 2007 employment agreements and their 2008 employment agreements except that the 2008 employment agreements are through March 12, 2009 and provide a base annual salary for Mr. FitzGerald of $280,000, Mr. Ramirez of $230,000 and Mr. Campise of $210,000.

     The 2007 Short-Term Incentive Compensation Plan (Cash Incentive Plan) and the 2007 Long-Term Incentive Compensation Plan (Stock Incentive Plan) goals are set forth above under “Executive Compensation – Compensation Discussion and Analysis – How We Determine Each Element of Compensation.”
     The shares of restricted stock were granted under the Long-Term Incentive Plan for 2006 (Stock Incentive Plan) due to the Company meeting three of the four performance goals under such plan. The three goals that were met were the following:
•	Oil and Gas Production for 2006 exceeded 717,766 BOE from acreage held on January 1, 2006;

•	General and Administrative Expenses were less than $9.0 million; and

•	Operating Income was greater than $15.5 million.
     Other than Mr. Graves’s shares, the restrictions on transferability on one-third of the restricted stock lapsed on January 25, 2007 and the restrictions on transferability of the remaining two-thirds of the restricted stock lapse on January 25, 2008 and 2009 if the named executive officers are still employed by us on those dates. Pursuant to the letter agreement with Mr. Graves dated January 25, 2007, the restrictions on transferability on all the shares of restricted stock held by Mr. Graves were removed on January 25, 2007 and the 20,900 shares were granted without restriction. Due to Mr. Weir’s resignation on June 1, 2007, he forfeited his shares of restricted stock.
     Any dividends that are paid on our common stock are also payable on the restricted stock. The named executive officers have the right to vote all shares of restricted stock held by them.
     All of our employees, including the named executive officers, are generally eligible for the 401(k) plan. Our contribution to the 401(k) plan is a percentage of the participants’ salary.
     Base salary paid and the amount earned under the 2007 Cash Incentive Plan represented from 40.2% to 86.2% of the named executive officers’ total compensation as represented in the Summary Compensation Table, with Mr. Lovett’s ratio being 86.2%, Mr. FitzGerald’s ratio being 40.2%, Mr. Ramirez’s ratio being 40.4% and Mr. Campise’s ratio being 69.6%.
Outstanding Equity Awards at Fiscal Year-End
     The following table summarizes the total outstanding equity awards as of December 31, 2007 for each named executive officer. The market value of the stock awards was based on the closing price of our common stock as of December 31, 2007 (the last trading day of 2007) which was $6.99. The unvested stock awards include those grants of equity awards made in 2007 which were outstanding and unvested on December 31, 2007 and which are also included in the Grants of Plan-Based Awards Table.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards			Stock Awards
	Number				Market
	Of			Number	Value of
	Securities			Of Shares	Shares
	Underlying			of Stock	of Stock
	Unexercised	Option		That Have	That Have
	Options	Exercise	Option	Not	Not
	(#)	Price	Expiration	Vested	Vested
Name	Exercisable(1)	($)	Date	(#) (2)	($)
G. Thomas Graves III	—	—	—	—	—
Nigel J. Lovett	22,800	$8.20	7-22-09	—	—
Douglas W. Weir	—	—	—	—	—
Michael J. FitzGerald	—	—	—	53,877	376,600
Edward Ramirez	—	—	—	47,659	333,136
Charles J. Campise	—	—	—	6,694	46,791

(1)	Represent on warrant granted to Mr. Lovett in 2004 for financial adviser services provided to Toreador.

(2)	The following table provides the vesting dates as of December 31, 2007 for unvested stock awards. Messrs. Graves, Lovett and Weir did not have any unvested options or restricted stock outstanding at December 31, 2007.

	Michael J.
Vesting Date	FitzGerald	Edward Ramirez	Charles J. Campise
January 25, 2008	2,600	2,067	898
January 26, 2008	2,667	867	667
May 19, 2008	2,500	2,000	2,666
May 30, 2008	8,000	8,000	—
November 7, 2008	2,244	1,725	—
January 25, 2009	2,600	2,067	898
January 26, 2009	2,666	867	667
May 30, 2009	12,000	12,000	—
January 25, 2010	2,600	2,066	898
May 30, 2010	16,000	16,000	—
Total Unvested Stock
Awards	53,877	47,659	6,694
Option Exercises and Stock Vested in 2007
          The following table summarizes for the named executive officers in 2007 (i) the number of shares acquired upon exercise of stock options and the value realized and (ii) the number of shares acquired upon the vesting of restricted stock and the value realized, each before payout of any applicable withholding tax.
OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares
	Acquired on	Realized on	Acquired on	Value Realized
	Exercise	Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)
G. Thomas Graves III	250,000	$3,248,577	50,900	$1,394,660
Nigel J. Lovett	—	—	3,750	60,125
Douglas W. Weir	—	—	7,000	150,250
Michael J. FitzGerald	—	—	11,410	232,418
Edward Ramirez	—	—	8,594	162,081
Charles J. Campise	—	—	3,334	54,414
Potential Payments Upon Termination or Change in Control
     If we did one of the following to Mr. Lovett pursuant to his 2007 employment agreement:
•	caused him to terminate for Good Reason;

•	terminated him other than for Cause; or

•	following a Change in Control;
o	he was terminated without Cause;

o	he was demoted from the position of President and Chief Executive Officer; or

o	his authorities, powers, functions, responsibilities or duties were materially reduced, we were to provide him with the following:
•	the up to 100,000 inducement shares of stock that had not been granted.
     If we did one of the following to Mr. Lovett pursuant to his 2007 employment agreement:
•	following a Change in Control;
o	he was terminated without Cause;

o	he was demoted from the position of President and Chief Executive Officer; or

o	his authorities, powers, functions, responsibilities or duties were materially reduced, we were to provide him with the following:
•	full vesting of all stock awards granted to him pursuant to the 2007 Cash Incentive Plan and the 2007 Stock Incentive Plan.
     If we did one of the following to Messrs. Lovett, FitzGerald, Ramirez or Campise pursuant to such named executive officer’s 2007 employment agreement:
•	caused him to terminate for Good Reason; or

•	terminated him other than for Cause,
          we were to provide him with the following:
•	unused vacation time;

•	two years annual base salary paid over 24 months; and

•	compatible medical coverage under our United States medical plan for up to two years.
          If any of Messrs. Lovett, FitzGerald, Ramirez or Campise was terminated for Cause, as a result of a voluntary resignation that was not for Good Reason or due to a Disability, he would have only received his annual base salary and payment for earned but unused vacation time through the date of his termination.
          “Change in Control” for Mr. Lovett is defined to mean any one of the following, except as otherwise provided herein:
•	during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire board of directors, cease to constitute a majority of the directors, unless the election, or the nomination for election, our stockholders, of each new director was approved by a vote of a least a majority of the directors then still in office who were directors at the beginning of the period;

•	any person or group of persons becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of our then outstanding securities entitled generally to vote for the election of our directors;

•	the merger or consolidation of us with or into any other entity if we are not the surviving entity (or we are the surviving entity but our voting securities are exchanged for securities of any other entity) and any person or group of persons is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or

•	the sale of all or substantially all of our assets or our liquidation or dissolution.
          “Disability” for Messrs. Lovett, FitzGerald, Ramirez and Campise was defined to mean a physical or mental condition which, in the judgment of the Board of Directors (excluding the executive, if applicable) prevented the executive from performing the essential functions of the executive’s position with us, even with reasonable accommodation, for a period of not less than ninety (90) consecutive days.
          “Good Reason” for Messrs. Lovett, FitzGerald, Weir, Ramirez and Campise was defined to mean the following:
•	failure to elect or re-elect or otherwise to maintain the executive in the office or the position, or a substantially equivalent office or position, of or with us (or any successor thereto by operation of law or otherwise), as the case may be, which the executive held at the effective date of the employment agreement;

•	a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with us which the executive held at the effective date of the employment agreement, or a reduction in the executive’s annual base salary set forth in the employment agreement received from us and the annual bonus opportunity available to the executive for the year in which the termination occurred under our then existing bonus program applicable to the executive, any of which is not remedied by us within thirty (30) calendar days after receipt by us of written notice from the executive of such change, reduction or termination, as the case may be;

•	we relocated our principal executive offices (if such offices are the principal location of the executive’s work), or required the executive to have his or her principal location of work changed, to any location that, in either case, is in excess of twenty-five (25) miles from the location thereof at the effective date of the employment agreement; or

•	without limiting the generality or effect of the foregoing, any material breach of this employment agreement by us or any successor thereto which was not remedied by us within thirty (30) calendar days after receipt by us of written notice from the executive of such breach.
          Pursuant to the November 8, 2006 Change of Control Agreement, each of Messrs. FitzGerald and Ramirez are to receive 16,000 shares.
          Pursuant to the restricted stock agreements, upon a Change in Control, all unvested restricted stock shall vest.
          Set forth below are that amounts that our named executive officers would have received if the specified events had occurred on December 31, 2007. The closing stock price on December 31, 2007 was $6.99 per share. Except for Mr. Lovett who had a right to any amounts due under the 2007 Cash Incentive Plan and 2007 Stock Incentive Plan pursuant to his employment agreement, the amounts set forth below presume that the named executive officers did not receive any amounts under the 2007 Cash Incentive Plan or the 2007 Stock Incentive Plan.

		Termination
	Voluntary	Without
Nigel J. Lovett	Resignation/	Cause/ With
Executive Benefits and	For Cause	Good	CIC
Payments Upon Termination	Termination	Reason	Termination(1)	Disability	Death
Compensation:
Base Salary	$—	$720,000	$720,000	$—	$—
Granting of Inducement Shares		699,000	699,000
Grants Under 2007 Incentive Plans			181,740
Benefits and Perquisites:
401(K) Plan (2)	10,800	43,200	43,200	10,800	10,800
Medical Insurance (3)	—	1,338	1,338	—	—
Life Insurance Proceeds (4)	—	—	—	—	50,000
Disability Benefits (5)	—	—	—	216,000	—

Total	$10,800	$1,475,538	$1,657,278	$226,800	$60,800

(1)	If following a Change in Control, Mr. Lovett was terminated without Cause, demoted from his position as President and Chief Executive Officer or his authorities, powers, functions, responsibilities or duties were materially reduced.

(2)	Safe Harbor contribution equal to 3% of W-2 earnings.

(3)	Using the cost to Toreador for 2007.

(4)	Proceeds paid in lump sum to named beneficiary from insurance underwriter.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive reaches the age of 65.

		Termination
	Voluntary	Without
Michael J. FitzGerald	Resignation/	Cause/ With
Executive Benefits and	For Cause	Good	CIC With No	CIC
Payments Upon Termination	Termination	Reason	Termination	Termination (1)	Disability	Death
Compensation:
Base Salary	$—	$560,000	$—	$560,000	$—	$—
Accelerated Restricted Stock	—	—	376,600	376,600	—	—
Change of Control Agreement Shares			111,840	111,840
Benefits and Perquisites:
401(K) Plan (2)	8,400	16,800	—	16,800	8,400	8,400
Medical Insurance (3)	—	4,074	—	4,074	—	—
Life Insurance Proceeds (4)	—	—	—	—	—	50,000
Disability Benefits (5)	—	—	—	—	648,000	—

Total	$8,400	$580,874	$488,440	$1,069,314	$656,400	$58,400

(1)	If following a Change in Control, Mr. FitzGerald was terminated without Cause or terminates for Good Reason.

(2)	Safe Harbor contribution equal to 3% of W-2 earnings.

(3)	Using the cost to Toreador for 2007.

(4)	Proceeds paid in lump sum to named beneficiary from insurance underwriter.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive reaches the age of 65.

		Termination
	Voluntary	Without
Edward Ramirez	Resignation/	Cause/ With
Executive Benefits and	For Cause	Good	CIC With No	CIC
Payments Upon Termination	Termination	Reason	Termination	Termination (1)	Disability	Death
Compensation:
Base Salary	$—	$460,000	$—	$460,000	$—	$—
Accelerated Restricted Stock	—	—	333,136	333,136	—	—
Change of Control Agreement Shares			111,840	111,840
Benefits and Perquisites:
401(K) Plan (2)	6,900	13,800	—	13,800	8,400	8,400
Medical Insurance (3)	—	4,074	—	4,074	—	—
Life Insurance Proceeds (4)	—	—	—	—	—	50,000
Disability Benefits (5)	—	—	—	—	648,000	—

Total	$6,900	$577,874	$144,976	$922,850	$656,400	$58,400

(1)	If following a Change in Control, Mr. Ramirez was terminated without Cause or terminates for Good Reason.

(2)	Safe Harbor contribution equal to 3% of W-2 earnings. (3) Using the cost to Toreador for 2007.

(4)	Proceeds paid in lump sum to named beneficiary from insurance underwriter.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive reaches the age of 65.

		Termination
	Voluntary	Without
Charles J. Campise	Resignation/	Cause/ With
Executive Benefits and	For Cause	Good	CIC With No	CIC
Payments Upon Termination	Termination	Reason	Termination	Termination(1)	Disability	Death
Compensation:
Base Salary	$—	$400,000	$—	$400,000	$—	$—
Unvested Restricted Stock	—	—	46,791	46,791	—	—

Benefits and Perquisites:
401 (K) Plan (2)	6,300	12,000	—	12,000	6,300	6,300
Medical Insurance (3)	—	4,074	—	4,074	—	—
Life Insurance Proceeds (4)	—	—	—	—	—	50,000
Disability Benefits (5)	—	—	—	—	648,000	—

Total	$6,300	$416,074	$46,791	$462,865	$654,300	$56,300

(1)	If following a Change in Control, Mr. Campise was terminated without Cause or terminates for Good Reason.

(2)	Safe Harbor contribution equal to 3% of W-2 earnings.

(3)	Using the cost to Toreador for 2007.

(4)	Proceeds paid in lump sum to named beneficiary from insurance underwriter.

(5)	Represents the aggregate value of permanent disability benefits to be paid in monthly installments until executive reaches the age of 65.
     Severance Payments to former CEO. On January 25, 2007, Mr. G. Thomas Graves III, resigned as our President and Chief Executive Officer. On that date, a letter agreement was executed whereby we provided for the immediate vesting of 50,900 shares of his restricted stock and issued the 20,900 shares of stock granted to him on January 25, 2007 without a vesting requirement. Subsequently, pursuant to the letter agreement, on April 17, 2007, we entered into a Separation and Mutual Release Agreement with Mr. Graves. The Separation and Mutual Release Agreement specified the following (i) $840,000 to be paid as separation pay, of which $385,000 was paid in equal installments through December 31, 2007 and the remaining $455,000 was paid in lump sum in 2008 on or before March 14, 2008; (ii) $188,666 to be paid as bonus pay with $94,333 paid on December 31, 2007 and $94,333 to be paid on December 31, 2008; and (iii) reimbursement for monthly premium costs incurred under the Consolidated Omnibus Budget Reconciliation Act for a period not to exceed eighteen months. See “Executive Compensation – Summary Compensation Table.”
Director Compensation
The following table summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2007.
2007 Director Compensation Table

	Fees Earned or	Stock	All Other
Name	Paid in Cash	Awards(1)	Compensation	Total
Alan D. Bell	$84,500	$75,362	$—	$159,862
David M. Brewer	39,000	67,241	22,600 (2)	128,841
Herbert L. Brewer	40,250	67,241	—	107,491
Peter L. Falb	31,750	67,241	—	98,991
William I. Lee	25,290	41,393	—	66,643
John Mark McLaughlin	42,250	67,241	—	109,491
Nicholas Rostow	42,250	58,616	—	98,116
H.R Sanders, Jr.	48,250	67,241	—	115,491
Herbert C. Williamson III	47,000	58,616	—	105,616

(1)	Stock awards are for restricted stock awarded in 2007 and the dollar amounts reflect the amounts recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123R. Our policy and assumptions made in the valuation of share-based payments are contained in note 2 to our consolidated financial statements for the year-ended December 31, 2007 as set forth in our Annual Report on Form 10-K. The grant date fair value of the stock awards made in 2007 for (i) each of Messrs. David Brewer, Herbert Brewer, Falb, Lee, McLaughlin, Rostow, Sanders and Williamson was $44,310; and (ii) Mr. Bell was $59,080. The grant date fair value is calculated in accordance with SFAS 123R.

(2)	Consists of rent paid on a New York City office used by Mr. David Brewer through September 2007.

(3)	As of December 31, 2007, Messrs. Bell, David Brewer, Herbert Brewer, Falb, Lee, McLaughlin, Rostow, Sanders and Williamson had shares of restricted stock totaling 4,000, 3,000, 3,000, 3,000, 0, 3,000, 3,000 and 3,000, respectively. As of December 31, 2007, Messrs. David Brewer, Herbert Brewer, Falb, Lee and McLaughlin had stock options exercisable into 79,500, 50,000, 5,000, 15,000 and 120,000 shares of common stock, respectively.
     We pay an annual stipend of $15,000 to each non-employee director. We pay each non-employee director $2,000 for each regularly scheduled Board of Directors meeting such director attends and reimburse directors for reasonable travel expenses. We pay each non-employee director $1,500 for each telephonic Board of Directors meeting in which such director participates. We pay each member of the committees of the Board of Directors $1,500 per meeting such member attends, unless the committee meeting is held in conjunction with a meeting of the Board of Directors, in which case we pay $500. Until March 14, 2007, we paid the chairman of the Audit Committee $30,000 annually. Beginning on March 14, 2007, we increased the annual payment to the chairman of the Audit Committee to $50,000 and agreed to grant him an additional 1,000 shares of restricted stock with the restrictions on transferability lapsing on the one year anniversary of the grant date if the chairman of the audit committee is still a director on such date. The chairmen of all other committees of the Board of Directors receive $3,000 annually. For 2007, at the annual meeting of directors, each non-employee director received 3,000 shares of restricted stock with the restrictions on transferability lapsing immediately prior to the 2008 Annual Meeting of Stockholders. At the recommendation of the Compensation Committee and as approved by the Board of Directors, for 2008, at the annual meeting of directors, each non-employee director shall receive $60,000 of stock without restrictions on transferability with the number of shares being determined based on the closing price on the date of the 2008 annual meeting of directors. For 2008, there are no other changes in the compensation of the Board of Directors.
     On March 25, 2008, we paid David M. Brewer, one of our directors $97,500 cash, in settlement of various claims he made against the Company arising from an alleged prior agreement with G. Thomas Graves III, the former President and CEO, to pay Mr. Brewer certain fees pursuant to a consulting agreement. According to Mr. Brewer, Mr. Graves and Mr. Brewer had discussed the possibility of Mr. Brewer providing consulting services to the Company following our acquisition of Madison Oil Company on December 31, 2001. Mr. Brewer indicated that this arrangement was never finalized; however, when Mr. Brewer brought this matter to the attention of several members of the Board of Directors, he presented to the Company a letter executed by Mr. Graves and dated March 3, 2004, pursuant to which Mr. Graves agreed that there was a “oral and binding commitment” to pay Mr. Brewer consulting fees. There was also subsequent correspondence indicating that a subsequent grant of stock options to Mr. Brewer on June 14, 2004 was in full satisfaction of all obligations owing to Mr. Brewer for any consulting services previously provided regarding our French prospects. Following various discussions with Mr. Brewer regarding the facts giving rise to this dispute and the related correspondence, it was determined that certain members of the Audit Committee (consisting of Messrs. Bell and McLaughlin) would investigate this matter further, whereupon these members of the Audit Committee hired special counsel to assist them in the investigation and provide them with advice. These members of the Audit Committee determined in November 2007 that there were questions regarding this commitment to pay (including a failure to obtain approval from the Board of Directors for any such payment and Mr. Brewer’s failure to include information regarding these fees in his prior questionnaires used to prepare the Company’s public filings) and, as such, there were valid reasons for Toreador not to pay these amounts to Mr. Brewer. Mr. Brewer was advised of this decision in November 2007.
     Subsequently, on February 11, 2008, counsel to Mr. Brewer sent a demand letter to the Company requesting payment of consulting fees aggregating $450,000. After much discussion, the Board of Directors (with Mr. David Brewer and Mr. Herbert Brewer not participating) determined that it was in the best interests of the Company and its stockholders to compromise and settle this matter with Mr. Brewer, in order to avoid the costs of litigation, whereupon the Board of Directors determined on March 12, 2008 to pay Mr. Brewer and to obtain from Mr. Brewer a release of all claims against Toreador. Messrs. Bell, Lovett, Rostow and Williamson voted in favor of the settlement, Messrs. McLaughlin and Sanders voted against the settlement and Mr. Falb abstained. In connection with this settlement, the Company did not admit that these amounts were owed to Mr. Brewer or that Mr. Brewer had a valid claim for such consulting fees. As mentioned above in “Committees – Nominating and Corporate Governance Committee,” on

March 12, 2008, the Board of Directors removed Mr. Brewer as Chairman of and as a member of the Nominating and Corporate Governance Committee, with Messrs. Bell, Lovett, McLaughlin, Sanders and Williamson voting to remove Mr. Brewer, Messrs. David Brewer, Herbert Brewer and Rostow voting to keep him as the Chairman and a member and Mr. Falb abstaining. As mentioned above in “Election of Directors – Nominees for Directors” and “Committees – Nominating and Corporate Governance Committee,” on March 17, 2008, the Nominating and Corporate Governance Committee voted unanimously to recommend to the Board of Directors to re-nominate Mr. Brewer to the Board of Directors and on March 24, 2008, the Board of Directors voted to nominate Mr. Brewer to the Board of Directors with Messrs. Herbert Brewer, Falb, Rostow and Williamson voting in favor of the nomination, Messrs. Bell, McLaughlin and Sanders voting against the nomination and Mr. Lovett abstaining.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
     The following table sets forth information as of December 31, 2007 with respect to compensation plans under which shares of our common stock may be issued.

Number of
securities
remaining
available for
future issuance
	Number of	Weighted-	under equity
	securities to be	average	compensation
	issued upon	exercise	plans
	exercise of	price of	(excluding
	outstanding	outstanding	securities
	options,	options,	reflected in the
	warrants and	warrants	first
Plan Category	rights	and rights	column)(1)
Equity compensation plans approved by security holders	338,170	$4.85	421,615 (2)
Equity compensation plans not approved by security holders	98,760 (3)	$19.82	—
Total	435,930	$8.23	421,615

(1)	Pursuant to the Agreement and Plan of Merger dated as of October 3, 2001 relating to the acquisition of Madison Oil Company, certain warrants of Madison Oil Company became warrants to acquire common stock of Toreador. As of December 31, 2007, there were warrants outstanding exercisable into 98,760 shares of Toreador common stock with a weighted-average exercise price of $19.82.

(2)	Of the 421,615 shares available for future issuance, 301,407 shares are available under the 2005 Long-Term Incentive Plan which permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights and other awards.

(3)	At December 31, 2007, Natexis Banques Populaires had a warrant dated July 11, 2005 to purchase 50,000 shares of Toreador common stock at any time on or prior to December 23, 2009 at an exercise price of $27.40 per share. Mr. Lovett had a warrant dated July 22, 2004 to purchase 12,800 shares of Toreador common stock at any time on or prior to July 22, 2009 at an exercise price of $8.20 per share. Mr. Rich Brand had a warrant originally dated July 22, 2004 to purchase 23,600 shares of Toreador common stock at any time on or prior to July 22, 2009 at an exercise price of $8.20 per share. Mr. Brent Tabor had a warrant originally dated January 31, 2001 to purchase 2,360 shares of Toreador common stock at any time on or prior to September 1, 2010 at an exercise price of $5.37 per share. ParCon Consulting had a warrant dated January 3, 2006 to purchase 10,000 shares of Toreador Common stock at any time on or prior to January 3, 2011 at an exercise price of $27.65.
EXECUTIVE OFFICERS
     As of April 9, 2008, the executive officers of Toreador consist of:
•	Nigel J. Lovett, President and Chief Executive Officer since January 25, 2007;

•	Mr. Michael J. FitzGerald, Executive Vice President-Exploration and Production since March 14, 2007; formerly Senior Vice President-Exploration and Production from December 31, 2001 to March 14, 2007;

•	Mr. Edward Ramirez, Senior Vice President-Exploration and Production since March 14, 2007; and

•	Mr. Charles J. Campise, Senior Vice President-Finance & Accounting and Chief Accounting Officer since January 24, 2008; formerly Vice President – Finance & Accounting and Chief Accounting Officer from June 1, 2007 to January 24, 2008; and formerly Vice President and Chief Accounting Officer from May 18, 2005 to June 1, 2007.

     Prior to his current position, Mr. FitzGerald, 56, was Senior Vice President-Exploration and Production of Toreador from December 31, 2001 to March 14, 2007. From 1993 through December 31, 2001, he was Vice President — Exploration and Production for Madison Oil Company. From 1978 to 1991, he was responsible for exploration in the North Sea, France and Holland for Triton.
     Prior to his current position, Mr. Ramirez, 56, was Vice President, Technical, for Toreador since joining the Company in December 31, 2001 as part of the Madison Oil acquisition. Prior to joining Toreador on December 31, 2001, Mr. Ramirez had been Vice President-Technical for Madison Oil Company since 1993. From 1989 through 1993, he was international marketing manager and international coordinator at Schlumberger/Geco-Prakla. From 1980-89, he was a geophysicist and geophysical manager for Triton.
     Prior to his current position, Mr. Campise, 56, was Vice President – Finance & Accounting and Chief Accounting Officer of Toreador from June 1, 2007 to January 24, 2008, Vice President and Chief Accounting Officer of Toreador from May 18, 2005 to June 1, 2007, Corporate Controller of Transmeridian Exploration from December 2003 until May 2005. Beginning in July 2002, he performed independent accounting and financial consulting until joining Transmeridian Exploration in December 2003. From April 2001 to June 2002, he served as the Finance Director and as a member of the Board of Directors of an Apache Corporation Joint Venture Company in Cairo, Egypt. From January 1998 to December 2001, he served as a Vice President of Finance and Administration for Ocean Energy Cote d’Ivoire.
     For the business background of Mr. Lovett, who is a director of Toreador, see “Nominees for Directors” above.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth as of April 7, 2008, the beneficial ownership of common stock of the Company (the only equity securities of Toreador presently outstanding) by (i) each named executive officer, director and each nominee for director of Toreador, (ii) each person who was known to Toreador to be the beneficial owner of more than five percent of the outstanding shares of common stock and (iii) directors and executive officers of Toreador as a group (12 persons). Nigel J. Lovett, President and Chief Executive Officer since January 25, 2007, Michael J. FitzGerald, Executive Vice President — Exploration and Production since March 14, 2007, formerly Senior Vice President-Exploration and Operations from December 31, 2001 to March 14, 2007, Charles J. Campise, Senior Vice President — Finance & Accounting and Chief Accounting Officer since January 24, 2008, Vice President – Finance & Accounting and Chief Accounting Officer from June 1, 2007 to January 24, 2008 and Vice President and Chief Accounting Officer from May 18, 2005 to June 1, 2007, and Edward Ramirez, Senior Vice President — Exploration and Production, since March 14, 2007 and Vice President, Technical from December 31, 2001 to March 14, 2007, are currently the only executive officers of Toreador. Except as otherwise indicated, the address for each beneficial owner is 13760 Noel Road #1100, Dallas, Texas 75240. The applicable percentage ownership is based on 19,940,826 shares of common stock issued as of April 7, 2008, plus, on an individual basis, the right of that individual to obtain common stock upon exercise of stock options or warrants within 60 days of April 7, 2007.

	Common Stock Beneficially Owned
	Number of		Percent of
	Shares		Class
John Mark McLaughlin	302,734	(1)	1.51	%(1)
Peter L. Falb	748,350	(2)	3.75	%(2)
HR Sanders, Jr.	36,850	(3)	—	*
David M. Brewer	1,482,594	(4)	7.40	%(4)
Herbert L. Brewer	497,977	(5)	2.49	%(5)
Nigel J. Lovett	79,250	(6)	—	*
Nicholas Rostow	3,638		—	*
Herbert C. Williamson III	6,750		—	*
Alan Bell	12,000		—	*
Michael J. FitzGerald	59,577		—	*
Charles J Campise	23,695	(7)	—	*
Edward Ramirez	96,980		—	*
G. Thomas Graves III	90,400		—	*
Douglas W. Weir	35,366
All directors and executive officers as a group (12 persons)	3,277,895	(8)	16.22	%(8)

	Common Stock Beneficially Owned
	Number of		Percent of
	Shares		Class
Beneficial owners of 5% or more:
Antonia Levante Lee, the Estate of William I. Lee, Wilco Properties, Inc., 4809 Cole Ave., Suite 107, Dallas, Texas 75205	1,328,357	(9)	6.66	%(9)
David M. Brewer and Joseph E. Griesedieck, III c/o The Madison Group, 590 Madison Avenue, 21st Floor, New York, NY 10022	1,482,594	(4)	7.40	%(4)
Capital Ventures International, One Capitol Place, P.O. Box 1787 GT, Grand Cayman, Cayman Islands, British West Indies, and Heights Capital Management, Inc., 101 California Street, Suite 3250, San Francisco, CA 94111	1,023,666	(10)	5.13	%(10)
Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004	1,069,723	(11)	5.36	%(11)
RMB International (UK) Limited and First Rand Ireland PLC, Two London Bridge, London, SE1 9RA, United Kingdom	1,522,537	(12)	7.58	%(12)
MatlinPatterson Capital Management L.P., Matlin Patterson Capital Management GP LLC, David Matlin and Mark Patterson, 520 Madison Avenue, New York, New York 10022	1,856,854	(13)	9.31	%(13)
Palo Alto Investors, LLC, Palo Alto Investors, William Leland Edwards, 470 University Avenue, Palo Alto, CA 94301	1,746,100	(14)	8.75	%(14)

*	Less than one percent

(1)	Includes 120,000 shares of common stock that Mr. McLaughlin has the right to acquire upon the exercise of options within 60 days of April 7, 2008.

(2)	The beneficial ownership includes 227,500 shares of common stock owned directly and indirectly by Mr. Falb, and 5,000 shares of common stock that Mr. Falb has the right to acquire upon exercise of options within 60 days of April 7, 2008. Also includes 515,850 shares that Mr. Falb has shared voting and shared dispositive power with Firethorn I Limited Partnership, a Massachusetts limited partnership, and Dane, Falb, Stone & Co., Inc., a Massachusetts corporation. The information regarding Mr. Falb’s beneficial ownership of Toreador’s common stock is based on the Form 13D as amended through Amendment 8 filed on August 30, 2006, the Form 4s filed by Mr. Falb through April 7, 2008 and on information provided directly by Mr. Falb. Mr. Falb holds 39,500 shares in margin accounts with outstanding credit lines or loans.

(3)	Includes 28,850 shares of common stock held directly by Mr. Sanders and 8,000 shares held through the HRS Family Limited Partnership of which Mr. Sanders is one of the general partners. The information regarding Mr. Sanders’ ownership of common stock is based on the Form 4s filed by Mr. Sanders through April 7, 2008 and on information provided by Mr. Sanders.

(4)	Includes (i) 1,274,861 shares of common stock held directly by Mr. David Brewer, (ii) 10,000 shares of common stock held by a profit sharing plan for Mr. David Brewer, (iii) 45,733 shares held directly by JD Associates, an investment joint venture formed by Messrs. David Brewer and Joseph E. Griesedieck, III, (iv) 72,500 shares which are beneficially owned through the Herbert L. and Paulyne Brewer 1992 Trust, and (v) 79,500 shares of common stock with respect to which Mr. David Brewer has the right to acquire upon exercise of options within 60 days of April 7, 2008. Mr. David Brewer may be deemed to have sole voting and dispositive power over 1,364,361 shares of common stock and shared voting and dispositive power over 118,233 shares of common stock. Messrs. David Brewer and Griesedieck have expressly disclaimed beneficial ownership of any shares owned directly or indirectly by the other, except for the 45,733 shares held by JD Associates. Mr. David Brewer also disclaims beneficial ownership of shares of Toreador common stock owned directly or indirectly by Mr. Herbert Brewer other than the shares of common stock held by the Herbert L. and Paulyne Brewer 1992 Trust. The information regarding the beneficial ownership of Toreador’s common stock of Messrs. David Brewer and Griesedieck is based on a Schedule 13D filed with the SEC on January 9, 2002, as amended by Messrs. David Brewer and Griesedieck through Amendment 5 thereto filed on November 2, 2005, the Form 4s filed by Mr. David Brewer through April 7, 2008, the Form 4s filed by Mr. Griesedieck through April 7, 2008 and on information provided by Mr. David Brewer. Mr. David Brewer holds 1,317,594 shares in margin accounts with outstanding credit lines or loans.

(5)	Includes (i) 375,477 shares of common stock held directly by Mr. Herbert Brewer, (ii) 50,000 shares of common stock with respect to which Mr. Herbert Brewer has the right to acquire upon exercise of options within 60 days of April 7, 2008, and (iii) 72,500 shares of common stock which are beneficially owned through the Herbert L. and Paulyne Brewer 1992 Trust. Mr. Herbert Brewer may be deemed to have sole voting and dispositive power over 425,477 shares of common stock and shared voting and dispositive power over 72,500 shares of common stock. Mr. Herbert Brewer has disclaimed beneficial ownership of any shares owned directly or indirectly by Mr. David Brewer other than the shares of common stock held by the Herbert L. and Paulyne Brewer 1992 Trust and has advised Toreador that he also does not act in concert in any manner with Mr. David Brewer with respect to their investments in Toreador. The information regarding the beneficial ownership of Toreador’s common stock of Mr. Herbert Brewer is based on a Schedule 13D filed with the SEC, as amended by Mr. Herbert Brewer through Amendment 5 thereto filed on November 2, 2005, the Form 4s filed by Mr. Herbert Brewer through April 7, 2008 and on information provided by Mr. Herbert Brewer.

(6)	Includes 12,800 shares of common stock that Mr. Lovett has the right to acquire upon exercise of a warrant within 60 days of April 7, 2008.

(7)	Mr. Campise holds 11,000 shares in margin accounts with outstanding credit lines or loans.

(8)	Includes (i) 254,500 shares of common stock that are subject to stock options exercisable within 60 days of April 7, 2008, held by the twelve directors and executive officers and (ii) 12,800 shares of common stock assuming the exercise of a warrant by Mr. Lovett.

(9)	Includes 137,650 shares of common stock beneficially owned by Wilco Properties, Inc. (“Wilco”) and 1,190,707 shares of common stock beneficially owned by Ms. Lee and the Estate of William I. Lee. Ms. Lee, the Estate of William I. Lee and Wilco may be deemed to be acting in concert with respect to the shares of common stock beneficially owned by each. Shares of common stock beneficially owned by Ms. Lee and the Estate of William I. Lee include: (i) the 1,175,707 shares owned directly by Ms. Lee and the Estate of William I. Lee; and (ii) 15,000 shares of common stock which the Estate of William I. Lee has the right to acquire upon exercise of options within 60 days of April 7, 2008. Ms. Lee and the Estate of William I. Lee may be deemed to have shared voting power and shared dispositive power over 137,650 shares of common stock owned by Wilco. The information regarding Ms. Lee’s, the Estate of William I. Lee’s and Wilco’s beneficial ownership of Toreador’s common stock is based on a Schedule 13D filed by Mr. Lee and Wilco with the SEC on June 2, 1997, as amended through Amendment No. 14 thereto filed on September 1, 2005 and the Form 4s filed by Mr. Lee through April 7, 2008.

(10)	Heights Capital Management, Inc., the authorized agent of Capital Ventures International (“CVI”), has discretionary authority to vote and dispose of the shares held by CVI and may be deemed to be the beneficial owner of these shares. Martin Kobinger, in his capacity as Investment Manager of Heights Capital Management, Inc., may also be deemed to have investment discretion and voting power over the shares held by CVI. Mr. Kobinger disclaims any such beneficial ownership of the shares. Based on

Schedule 13G filings through April 7, 2008, information provided by Capital Ventures International and Heights Capital Management, Inc. and the shares outstanding on April 7, 2008.

(11)	Goldman, Sachs & Co. has shared voting and dispositive power over 1,069,723 shares of common stock. Based on Schedule 13G filings through April 7, 2008 and the shares outstanding on April 7, 2008. No individual within Goldman, Sachs & Co. has sole voting or investment power with respect to the securities.

(12)	RMB International (UK) Limited (“RMB”) is the investment manager of First Rand (Ireland) PLC (“FRI”), and by virtue of such status may be deemed to be the beneficial owner of the 1,522,537 shares of Common Stock (including 140,158 shares which FRI has the right to acquire pursuant to the exercise of convertible debentures) of Toreador owned by FRI (the “FRI Shares”). RMB disclaims beneficial ownership of the FRI Shares, except to the extent of its pecuniary interest therein. Based on Schedule 13G filings through April 7, 2008, information provided by RMB and FRI and the shares outstanding on April 7, 2008.

(13)	MatlinPatterson Capital Management L.P. (“Matlin LP”) is the investment manager to Matlin Distressed Opportunities Master Account L.P. MatlinPatterson Capital Management GP LLC (“Matlin LLC”) is the general partners of Matlin LP. David Matlin and Mark Patterson collectively hold all of the membership interests of Matlin LLC. Michael Watzky serves as the senior portfolio manager of Matlin LP. Based on Schedule 13D filings through April 7, 2008 and the shares outstanding on April 7, 2008.

(14)	Palo Alto Investors (“PAI”) is the manager of Palo Alto Investors, LLC, a registered investment adviser. William Leland Edwards is the controlling shareholder and president of PAI. Based on Schedule 13G filings through April 7, 2008 and the shares outstanding on April 7, 2008.
     Except as otherwise indicated above, all shares shown in the above table are owned directly and the holder thereof has sole voting and investment power with respect to such shares.
PROPOSAL TWO:
APPROVAL OF AMENDMENT TO
2005 LONG-TERM INCENTIVE PLAN
     On March 12, 2008, the Board of Directors, upon recommendation of the Compensation Committee, adopted the third amendment (the “Amendment”) to the Toreador Resources Corporation 2005 Long-Term Incentive Plan, as currently amended (the “Plan”) to be effective as of May 15, 2008, subject to approval by Toreador’s stockholders. The purpose of the Amendment is to increase the number of shares authorized pursuant to the Plan from 750,000 shares to 1,750,000 shares, to increase the number of shares that may be delivered pursuant to Incentive Stock Options from 100,000 shares to 100% of the shares and to increase for executive officers the maximum number of shares that may be granted (i) relating to stock options and stock appreciation rights from 50,000 shares to 150,000 shares in any calendar year and (ii) relating to restricted stock, restricted stock units, performance awards or other awards from 50,000 shares to 150,000 shares in any calendar year with the maximum aggregate number of shares that may be granted related to awards in any calendar year being increased from 100,000 shares to 300,000 shares. The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of Toreador and its subsidiaries and to provide such persons with a proprietary interest in Toreador through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards. An aggregate of 750,000 shares of common stock have been reserved for issuance under the Plan. If approved, the Amendment would increase the number of shares of common stock reserved for issuance under the Plan to 1,750,000. The Plan is in addition to Toreador’s current plans: (i) Amended and Restated 1994 Non-Employee Director Plan, (ii) Amended and Restated 1990 Stock Option Plan and (iii) 2002 Stock Option Plan. Under the current plans, on April 7, 2008, there were options outstanding exercisable into 338,170 shares of Toreador common stock, options available for issuance exercisable into 120,208 shares of Toreador common stock, unvested restricted stock of 268,833 shares and 206,407 shares available under the Plan. The Plan shall be administered by the Board of Directors or such committee of the Board of Directors as is designated by the Board of Directors to administer the Plan.
     The following description of the Plan is qualified in its entirety by reference to the actual text of the Plan, which is attached to this proxy statement as Appendix A, and actual text of the proposed Amendment, which is attached to this proxy statement as Appendix B.

Description of the Plan
     General. The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of Toreador and its subsidiaries and to provide such persons with a proprietary interest in Toreador through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards that will (i) increase the interest of such persons in Toreador’s welfare, (ii) furnish an incentive to such persons to continue their services for Toreador and (iii) provide a means through which Toreador may attract able persons as employees, consultants and outside directors. The Plan will remain in effect until May 19, 2015, unless sooner terminated by the Board of Directors of Toreador. No award may be made under the Plan after its expiration date, however, awards made prior thereto may extend beyond the expiration date.
     Committee’s Authority. The Plan shall be administered by the Board of Directors or such committee of the Board of Directors as is designated by the Board of Directors to administer the Plan (the “Committee”). The Committee, in its discretion, has authority to (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an award pursuant to the Plan and certify the extent of a participant’s achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. The Committee may delegate to officers of Toreador, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of Toreador pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.
     Eligibility. Any employee, consultant or outside director of Toreador whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of Toreador is eligible to participate in the Plan; provided that only employees of Toreador shall be eligible to receive incentive stock options. The Committee, upon its own action, may grant, but shall not be required to grant, an award to any employee, consultant or outside director of Toreador or any subsidiary. Awards may be granted by the Committee at any time and from time to time as the Committee shall determine. In most instances, awards granted at different times need not contain similar provisions. As of March 31, 2008, Toreador had 93 employees, 8 outside directors, and 4 consultants who would be eligible under the Plan.
     Number of Shares Available for Awards. The maximum number of shares of common stock that may be delivered pursuant to awards, other than incentive stock options, granted under the Plan is 750,000 shares, subject to adjustment in accordance with the Plan, and the maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options is 100,000 shares. If approved, the proposed Amendment would increase the maximum number of shares of common stock that may be delivered pursuant to awards, other than incentive stock options, granted under to the Plan from 750,000 shares to 1,750,000 shares and increase the maximum number of shares of common stock that may be delivered pursuant to incentive stock options from 100,000 shares of common stock to 100% of the stock under the Plan. Under the Plan, no executive officer may receive in any calendar year (i) stock options or stock appreciation rights relating to more than 50,000 shares of common stock, or (ii) restricted stock, restricted stock units, performance awards or other awards that are subject to the attainment of performance goals relating to more than 50,000 shares of common stock; provided, however, that all such awards to any executive officer during any calendar year shall not exceed an aggregate of more than 100,000 shares of common stock. If the proposed Amendment is approved, these share limits for executive officers would be increased such that no executive officer would receive in any calendar year (i) stock options or stock appreciation rights relating to more than 150,000 shares of common stock, or (ii) restricted stock, restricted stock units, performance awards or other awards that are subject to the attainment of performance goals relating to more than 150,000 shares of common stock; provided, however, that all such awards to any executive officer during any calendar year would not exceed an aggregate of more than 300,000 shares of common stock.
     Grants of Awards. The grant of an award shall be authorized by the Committee and shall be evidenced by an award agreement setting forth the award being granted, the total number of shares of common stock subject to the award(s), the option price (if applicable), the award period, the date of grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.
     Award Period. The Committee may, in its discretion, provide that an incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the award agreement. Except as provided in the award agreement, an incentive may be exercised in whole or in part at any time during its term. The award period for an incentive shall be reduced or terminated upon termination of service. No incentive granted under the Plan may be exercised at any time after the end of its award period. No portion of any incentive may be exercised after the expiration of ten years from its date of grant.

     Vesting. The Committee, in its sole discretion, may determine that an incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the incentive may be vested.
     Reuse of Shares. To the extent that any award under the Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of common stock covered by the award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of the Plan. In the event that previously acquired shares of common stock are delivered to Toreador in full or partial payment of the exercise price for the exercise of a stock option granted under the Plan, the number of shares of common stock available for future awards under the Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the stock option.
     Nonqualified Stock Option Grants. The option price for any share of common stock that may be purchased under a nonqualified stock option for any share of common stock may be equal to or greater than the fair market value of the share on the date of grant.
     Incentive Stock Option Grants. The option price for any share of common stock that may be purchased under an incentive stock option must be at least equal to the fair market value of the share on the date of grant; if an incentive stock option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended (the “Code”)) more than ten percent of the combined voting power of all classes of stock of Toreador (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of the common stock on the date of grant. The Committee may not grant incentive stock options under the Plan to any employee that would permit the aggregate fair market value (determined on the date of grant) of the common stock with respect to which incentive stock options (under the Plan and any other plan of Toreador and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the Plan that is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, such stock option (or any such portion thereof) shall be a nonqualified stock option.
     Restricted Stock Grants. Restricted stock may be granted under the Plan. Each participant who is awarded or receives restricted stock shall be issued a stock certificate or certificates in respect of such shares of common stock. Such certificate(s) shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock. During such period as may be determined by the Committee commencing on the date of grant or the date of exercise of an award, the participant shall not be permitted to sell, transfer, pledge or assign shares of restricted stock. Unless otherwise provided in a particular award agreement, upon termination of service for any reason during the restriction period, the nonvested shares of restricted stock shall be forfeited by the participant. The provisions of restricted stock need not be the same with respect to each participant.
     Stock Appreciation Rights. The Committee may grant stock appreciation rights to any participant, either as a separate award or in connection with a stock option. Stock appreciation rights shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a stock appreciation right issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the stock appreciation right may provide that the holder may be paid for the value of the stock appreciation right either in cash or in shares of common stock, or a combination thereof. The stock appreciation right price for any share of common stock subject to a stock appreciation right may be equal to or greater than the fair market value of the share on the date of grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a stock appreciation right, but any such limitation shall be specified at the time that the stock appreciation right is granted.
     Restricted Stock Units. Restricted stock units may be awarded or sold to any participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a restricted stock unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted stock units shall be subject to such restrictions as the Committee determines.
     Performance Awards. The Committee may grant performance awards to any participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are

(i) not inconsistent with the Plan and (ii) to the extent a performance award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each performance award shall have its own terms and conditions. Performance awards may be valued by reference to the fair market value of a share of common stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of performance goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to Toreador’s business and/or remaining in the employ of Toreador for a specified period of time. Performance awards may be paid in cash, shares of common stock, or other consideration, or any combination thereof. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.
     Dividend Equivalent Rights. The Committee may grant a dividend equivalent right to any participant, either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of common stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or shares of common stock, or a combination thereof, in a single payment or in installments. A dividend equivalent right granted as a component of another award may provide that such dividend equivalent right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such dividend equivalent right granted as a component of another award may also contain terms and conditions different from such other award.
     Other Awards. The Committee may grant to any participant other forms of awards, based upon, payable in, or otherwise related to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.
     Performance Goals. Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or shares of common stock) under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of Toreador’s common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of Toreador as a whole or any business unit of Toreador and may be measured relative to a peer group or index.
     Tandem Awards. The Committee may grant two or more incentives in one award in the form of a “tandem award,” so that the right of the participant to exercise one incentive shall be canceled if, and to the extent, the other incentive is exercised. For example, if a stock option and a stock appreciation right are issued in a tandem award, and the participant exercises the stock appreciation right with respect to 100 shares of common stock, the right of the participant to exercise the related stock option shall be canceled to the extent of 100 shares of common stock.
     Amendment and Discontinuance. Subject to certain limitations, the Board may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the common stock is listed or traded or (ii) in order for the Plan and incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of Toreador entitled to vote thereon. Unless required by law, no action contemplated or permitted by Article 9 of the Plan shall adversely affect any rights of participants or obligations of Toreador to participants with respect to any incentive theretofore granted under the Plan without the consent of the affected participant.
     Capital Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase or exchange of common stock or other securities, issuance of warrants or other rights to purchase common stock or other securities, or other similar corporate transaction or event affects the fair value of an award under the Plan, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock issuable and the price paid for such shares, (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participate limit, (iv) the amount paid for forfeited shares, if any, and/or (v) the number of and price of stock appreciation right shares.
     Change in Control Provisions. The existence of the Plan and incentives granted thereunder shall not affect in any way the right or power of Toreador or its stockholders to make or authorize any Change in Control. If Toreador shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any incentive granted pursuant to the Plan shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of common stock subject to the incentive would have been entitled. In the event of any merger, consolidation or share exchange pursuant to which Toreador is not the surviving or resulting corporation, there shall be substituted for each share of common stock subject to the unexercised portions of outstanding incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of Toreador in respect to each share of common stock held by them, such outstanding incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all incentives granted pursuant to the Plan may be canceled by Toreador, in its sole discretion, as of the effective date of any Change in Control in accordance with the terms and provisions of the Plan providing for notice or payments. In case Toreador shall, at any time while any incentive under the Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each participant under the Plan shall be entitled to receive, in lieu of each share of common stock of Toreador which such participant would have been entitled to receive under the incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of Toreador. As used in the Plan, the term “Change in Control” means any one of the following, except as otherwise provided in the Plan:
     • during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire Board of Directors, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of a least a majority of the directors then still in office who were directors at the beginning of the period;
     • any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the Affiliates of such directors as that term is defined below) serving as such as of May 19, 2005 (collectively, the “Exempt Group”))) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors;
     • the merger or consolidation of the Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or
     • the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador.
     “Affiliate” means with respect to any person, any person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. In the event an award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Federal Income Tax Consequences
     The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This summary is not an opinion and participants will need to consult their own tax counsel. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.
     In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.
     Incentive Stock Options. A participant will not recognize income at the time an incentive option is granted. When a participant exercises an incentive option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the common stock with respect to which the participant’s incentive options are exercisable for the first time during any year exceeds $100,000, the incentive options for the common stock over $100,000 will be treated as nonqualified options, and not incentive options, for federal tax purposes, and the participant will recognize income as if the incentive options were nonqualified options.
     In addition to the foregoing, if the fair market value of the common stock received upon exercise of an incentive option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.
     The tax treatment of any common stock acquired by exercise of an incentive option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive option was granted or one year after the common stock was transferred to the participant (referred to as the “Holding Period”). If a participant disposes of common stock acquired by exercise of an incentive option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common stock. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
     If the participant disposes of common stock acquired by exercise of an incentive option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the common stock is greater than the fair market value of the common stock on the exercise date, then the difference between the incentive option’s exercise price and the fair market value of the common stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the common stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the common stock will be treated as capital gain. However, if the price received for common stock acquired by exercise of an incentive option is less than the fair market value of the common stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the common stock.
     Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified option is granted. When a participant exercises a nonqualified option, the difference between the option price and any higher market value of the common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for common stock acquired under a nonqualified option will be equal to the option price paid for such common stock, plus any amounts included in the participant’s income as compensation. When a participant disposes of common stock acquired by exercise of a nonqualified option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common stock. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

     If a participant pays the exercise price of a nonqualified option with previously-owned shares of Toreador common stock and the transaction is not a disqualifying disposition of common stock previously acquired under an incentive option, the number of shares of common stock received equal to the number of shares of common stock surrendered is treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares of common stock received will be equal to the participant’s tax basis and holding period for the common stock surrendered. The shares of common stock received in excess of the number of shares of common stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares of common stock will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.
     If the use of previously acquired common stock to pay the exercise price of a nonqualified option constitutes a disqualifying disposition of common stock previously acquired under an incentive option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common stock surrendered, determined at the time such common stock was originally acquired on exercise of the incentive option, over the aggregate option price paid for such common stock. As discussed above, a disqualifying disposition of common stock previously acquired under an incentive option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of common stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.
     Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the common stock granted as restricted stock at such time as the common stock is no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such common stock. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the common stock to recognize ordinary income on the date of transfer of the common stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such common stock) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to common stock. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income Stock Appreciation Rights. Generally, a participant who receives a stand-alone stock appreciation right will not recognize taxable income at the time the stand-alone stock appreciation right is granted, provided that the stock appreciation right is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the stock appreciation rights in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.
     In general, there will be no federal income tax deduction allowed to Toreador upon the grant or termination of stock appreciation rights. However, upon the exercise of a stock appreciation right, Toreador will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.
     Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, Toreador will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.
Federal Tax Withholding
     Any ordinary income realized by an employee with respect to an award under the Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).
     To satisfy federal income tax withholding requirements, Toreador will have the right to require that, as a condition to delivery of any certificate for common stock, the participant remit to Toreador an amount sufficient to satisfy the withholding requirements. Alternatively, Toreador may withhold a portion of the common stock (valued at fair market value) that otherwise would be issued to the participant or permit the participant to deliver shares of common stock that the participant has not acquired from Toreador within the prior six months to satisfy all or part of the withholding tax obligations.
     Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the common stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by Toreador to employees by January 31 of the succeeding year.
     Deferred compensation that is subject to Section 409A of the Code will be subject to certain Federal income tax withholding and reporting requirements.
Tax Consequences to Toreador
     To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Million Dollar Deduction Limit and Other Tax Matters
     Toreador may not deduct compensation of more than $1,000,000 that is paid to an individual employed by Toreador who, on the last day of the taxable year, either is Toreador’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent Toreador determines that Section 162(m) of the Code shall apply to any awards granted pursuant to the Plan, Toreador intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.
     If a individual’s rights under the Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by Toreador of a compensation deduction.
     The Board of Directors recommends a vote FOR approval of the Amendment to the 2005 Long-Term Incentive Plan.
New Plan Benefits
     The following table provides information with respect to equity to be granted to the non-executive directors pursuant to the Plan as proposed to be amended, if the Amendment is approved by the stockholders of Toreador.

	2005 Long-Term Incentive Plan, as Amended
Name and Position	Dollar Value(1)	Units(2)
Non-Executive Director Group	$360,000	46,272

(1)	In 2008, each non-employee Toreador director shall receive $60,000 aggregate value in Toreador equity. All units set forth in the table above are grants of restricted stock. Six of the seven nominees are non-employee directors.

(2)	Based on the closing sales price of $7.78 on March 31, 2008.
     Except with respect to Mr. Lovett, the following table provides information with respect to restricted stock granted to the following individuals and groups pursuant to the Plan on January 24, 2008 since other than Mr. Lovett and the non-executive director grants to be made as set forth above, the amount of future benefits to be granted if the Amendment is approved and to whom they will be granted is not known.

	2005 Long-Term Incentive Plan
Name and Position	Dollar Value		Units
Nigel J. Lovett, President and Chief Executive Officer	$778,000	(1)	200,000	(1)
Michael J. FitzGerald — Executive Vice President — Exploration and Production	$36,200	(2)	4,000	(3)
Edward J. Ramirez — Senior Vice President - Exploration and Production	$27,150	(2)	3,000	(3)
Charles J. Campise, — Senior Vice President - Finance & Accounting and Chief Accounting Officer	$54,300	(2)	6,000	(3)
Executive Group	$895,650		213,000
Non-Executive Director Group(4)	$360,000	(4)	46,272	(5)
Non-Executive Officer Employee Group	$457,025	(6)	50,500	(6)

(1)	Pursuant to his employment agreement, Mr. Lovett is to receive 100,000 shares of restricted stock and stock options exercisable into 100,000 shares of common stock upon approval of the amendment to the Plan.

(2)	Represents the grant date fair value under SFAS 123R based on the closing sales price on the grant date, January 24, 2008 of $9.05.

(3)	All grants were in restricted stock.

(4)	In 2008, each non-employee Toreador director shall receive $60,000 aggregate value in Toreador equity. All units set forth in the table above are grants of restricted stock.

(5)	Based on the closing sales price of $7.78 on March 31, 2008.

(6)	51,600 shares of restricted stock were granted to 22 non-executive officers in 2007. Represents the grant date fair value under SFAS 123R based on the closing sales price on the grant date, January 24, 2008 of $9.05.
PROPOSAL THREE:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors appointed Grant Thornton as Toreador’s independent registered public accounting firm on June 6, 2006 following the resignation of the firm’s previous independent registered public accounting firm, Hein & Associates LLP (“Hein”) on May 15, 2006. Grant Thornton was engaged to perform audits of the Company’s restated financial statements for the years ended December 31, 2003, 2004 and 2005 and to audit the financial statements of Toreador for the years ended December 31, 2006 and 2007. Hein previously audited the financial statements of Toreador for the year ended December 31, 2003, 2004 and 2005. Hein’s reports on the Company’s consolidated financial statements as of December 31, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and 2004, and through May 15, 2006, there were no disagreements with Hein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hein’s satisfaction, would have caused Hein to make reference thereto in its reports on the financial statements for such years and for the three months ended March 31, 2006. During the fiscal years ended December 31, 2005 and 2004, and through May 15, 2006, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the following material weaknesses:
     For the year ended December 31, 2004 and for the three months ended March 31, 2005, Hein advised Toreador’s Audit Committee that internal control deficiencies relating to (i) the limited review of sensitive calculations prepared by Toreador’s controller, (ii) the failure to establish review procedures to detect errors in the calculation of foreign depletion, (iii) the lack of adequate review and challenge of investee’s revenue recognition as reflected in investee’s unconsolidated financial statements and (iv) the failure of Toreador’s Compensation Committee to prepare timely written minutes from meetings occurring in 2004 constituted material weaknesses as defined in Statement of Auditing Standards No. 60. Certain of these internal control weaknesses may have also constituted material weaknesses in our disclosure controls. Due to these material weaknesses, Toreador, in preparing its financial statements for the year ended December 31, 2004, performed additional disclosure procedures relating to these items to ensure that such financial statements were stated fairly in all material respects in accordance with U.S. generally accepted accounting principles.
     For the three and nine months ended September 30, 2005, Hein reported to the Toreador Audit Committee that internal control deficiencies relating to the lack of adequate review and challenge of an investee’s revenue recognition as reflected in its financial statements constituted a material weakness.
     For the year ended December 31, 2005, Hein advised the Toreador Audit Committee of three material weaknesses, which were as follows: (i) the review of sensitive calculations and spreadsheets was insufficient to detect errors in such calculations and spreadsheets; (ii) during the audit of the statutory accounts of Toreador’s French affiliate, several audit adjustments were recorded to the statutory accounts, which affected the tax basis of Toreador’s French oil and gas properties and (iii) information technology system lacked adequate security and access controls resulting in inadequate segregation of duties and thus needed improvement in its global application which constituted a material weakness.
     For the three months ended March 31, 2006, Hein advised the Toreador Audit Committee that the information technology system lacked adequate security and access controls resulting in inadequate segregation of duties and thus needed improvement in its global application.
     None of the events disclosed above led to a disagreement or difference of opinion between Hein and Toreador. Hein has been authorized to fully respond to any inquiries of Toreador’s future independent registered public accounting firms concerning such material weaknesses.
     Toreador provided a copy of the Current Report on Form 8-K to Hein which reflected the information set forth above and asked Hein to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements as promptly as possible so that the Company could file the letter with the Securities and Exchange Commission within ten business days of the date of the original Current Report on Form 8-K. Toreador received the May 25, 2006 letter from Hein and filed the letter on an amendment to the original Current Report on Form 8-K within two business days of receipt of the letter from Hein.
     Prior to hiring Grant Thornton on June 6, 2006, during Toreador’s fiscal years ended December 31, 2005 and 2004 and through June 6, 2006, Toreador did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.
     The Audit Committee of the Board of Directors has selected Grant Thornton as Toreador’s independent registered public accounting firm for the year ending December 31, 2008.
     A representative of Grant Thornton is expected to be present at the Annual Meeting of Stockholders. The representative will be given the opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate stockholder questions.
Fees Billed by Grant Thornton During Fiscal Year 2007 and 2006

	2007	2006
Audit Fees (1)	$878,306	$2,031,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

	$878,306	$2,031,000

(1)	Represents fees billed for the audit of Toreador’s annual financial statements included in Form 10-K, audit of internal control pursuant to Sarbanes-Oxley Section 404, review of quarterly financial statements included in Forms 10-Q, review of filings on Form S-1 and Form S-8, as well as comfort letter issuances. Fees billed in 2006 also represent fees for the restated 10-K/A for the years ended December 31, 2005, 2004 and 2003 and reviews of the restated 10-Q/A for the quarters ended March 31, 2006 and June 30, 2006. The 2006 and 2007 fees only include fees billed by Grant Thornton.
Pre-Approval Policies
     As required by the Sarbanes-Oxley Act, all audit and non-audit services performed by independent registered public accounting firms must be pre-approved by Toreador’s Audit Committee unless the pre-approval provision is waived in accordance with applicable securities rules and regulations of the SEC. The Audit Committee may delegate to one or more members of the Committee the authority to grant pre-approval of non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services will be presented to the full Audit Committee for its approval at its next scheduled meeting.
     None of the services disclosed under “Audit Fees” were approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in the applicable rules of the SEC.
     During fiscal year 2007, the Audit Committee approved 100% of the total fees that were paid to Grant Thornton.
Board of Directors’ Recommendation
     Stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2008 is not required by our bylaws or otherwise. We are submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event that the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change could be in the best interest of our stockholders.
The Board of Directors recommends a vote FOR the ratification of Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2008.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Please see our discussion under “Compensation Committee Interlocks and Insider Participation” above.
Related Party Transaction Policy
     In addition to the Board of Directors’ Corporate Governance Guidelines that address board independence requirements and the obligations of the directors, officers and employees under our Code of Ethical Conduct and Business Practices, both available at www.toreador.net, the Board of Directors has adopted a written policy with respect to the review, approval or ratification of related party transactions. Our policy generally defines a related party transaction as a transaction or series of related transactions or any material amendment to any such transaction of $120,000 or more involving the Company and any executive officer of the Company, any director or director nominee of the Company, persons owning 5% or more of our outstanding stock at the time of the transaction, any immediate family member of any of the foregoing persons, or any entity that is owned or controlled by any of the foregoing persons or in which any such person serves as an executive officer or general partner or, together with all of the foregoing persons, owns 10% or more of the equity interests thereof.
     The policy requires our Audit Committee to review and approve related party transactions and any material amendments to such related party transactions. In reviewing and approving any related party transaction or any material amendment thereto, the Audit Committee is to (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or the proposed material amendment to such transaction, and (ii) determine that the related party transaction or material amendment thereto is fair to the Company. At each Audit Committee meeting, management shall recommend any related party transactions and any material amendments thereto, if applicable, to be entered into by us. After review, the Audit Committee shall approve or disapprove such transactions and any material amendments to such transactions.
     Until November 30, 2007 when he resigned from Toreador, Frederic Auberty was Toreador’s Vice President-International Operations. He is the stepson of William I. Lee, a former Toreador director who died on October 4, 2007. In 2007, Frederic Auberty received total compensation of $225,466, including base salary, bonuses and the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123R. Until August 31, 2007 when he resigned from Toreador, Herschel Sanders was Toreador’s Vice President-Land and is the son of HR Sanders, Jr., a Toreador director. In 2007, Herschel Sanders received total compensation of $475,951, including base salary, bonuses and the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the SFAS 123R. Because our written related party transaction policy was not in place in early 2007, neither transaction was approved in accordance with such policy. However, the Audit Committee subsequently ratified the base salaries of both employees in accordance with the policy.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and officers of Toreador, and persons who own more than ten percent of the common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and persons who own more than ten percent of the common stock are required by SEC regulations to furnish Toreador with copies of all Section 16(a) forms they file.
     To Toreador’s knowledge, based solely on a review of the copies of such reports furnished to Toreador and written representations that no other reports were required, during the year ended December 31, 2007, Toreador’s directors, officers and persons who own more than ten percent of the common stock complied with all Section 16(a) filing requirements except: Mr. Ramirez (1 late filing); Mr. FitzGerald (2 late filings/2 late transactions); Mr. Rostow (1 late filing/1 late transaction); and Mr. Sanders (1 late filing/1 late transaction).
CODE OF CONDUCT
     Toreador has adopted a Code of Ethical Conduct and Business Practices applicable to all directors, officers and employees of Toreador, including our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer. The text of the Code of Ethical Conduct and Business Practices is posted on our website at www.toreador.net.
STOCKHOLDERS’ PROPOSALS
     It is currently contemplated that Toreador’s 2009 Annual Meeting of Stockholders will take place on May 21, 2009. Any stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders, and who wishes to have a proposal included in Toreador’s proxy statement for that meeting, must deliver the proposal to Toreador’s Secretary at Toreador’s offices in Dallas, Texas, for receipt not later than December 22, 2008. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the SEC will be considered untimely after January 16, 2009, but must be filed not earlier than November 17, 2008. All proposals must meet the requirements set forth in the rules and regulations of the SEC and/or bylaws in order to be eligible for inclusion in the proxy statement for that meeting.
ANNUAL REPORT AND FINANCIAL STATEMENTS
     A record of Toreador’s activities is contained in the enclosed 2007 Annual Report to stockholders.

By Order of the Board of Directors,

John Mark McLaughlin
Chairman of the Board of Directors

APPENDIX A
2005 LONG-TERM INCENTIVE PLAN, AS AMENDED THROUGH APRIL 9, 2008
TOREADOR RESOURCES CORPORATION
2005 LONG-TERM INCENTIVE PLAN
          The Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Toreador Resources Corporation, a Delaware corporation (the “Company”), effective as of May 19, 2005 (the “Effective Date”), subject to approval by the Company’s stockholders.
ARTICLE 1
PURPOSE
          The purpose of the Plan is to attract and retain the services of key Employees, key Consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will
(a) increase the interest of such persons in the Company’s welfare;
(b) furnish an incentive to such persons to continue their services for the Company; and
(c) provide a means through which the Company may attract able persons as employees, Consultants and Outside Directors.
          With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.
ARTICLE 2
DEFINITIONS
          For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:
          2.1 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).
          2.2 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.
          2.3 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.
          2.4 “Board” means the board of directors of the Company.
          2.5 “Change in Control” means any one of the following, except as otherwise provided herein: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company’s stockholders, of each new director was approved by a vote of a least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of the Company (and the “Affiliates” of such directors, as that term is defined below) serving as such as of Effective Date (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of the Company’s then outstanding securities entitled generally to vote for the election of the Company’s directors; (iii) the merger or consolidation of the Company with or into any other entity if the Company is not the surviving entity (or the Company is the surviving entity but voting securities of the Company are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company. For purposes of this Section 2.5, the term “Affiliate” with respect to any person shall mean any person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
          2.6 “Code” means the Internal Revenue Code of 1986, as amended.
          2.7 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.
          2.8 “Common Stock” means the common stock, par value $0.15625 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.
          2.9 “Company” means Toreador Resources Corporation, a Delaware corporation, and any successor entity.
          2.10 “Consultant” means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.
          2.11 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.
          2.12 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.
          2.13 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.
          2.14 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.
          2.15 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.
          2.16 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.
          2.17 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.
          2.18 “Incentive” is defined in Section 2.1 of the Plan.
          2.19 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.
          2.20 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.
          2.21 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.
          2.22 “Other Award” means an Award issued pursuant to Section 6.9 of the Plan.
          2.23 “Outside Director” means a director of the Company who is not an Employee or a Consultant.
          2.24 “Participant” means an Employee, Consultant or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.
          2.25 “Plan” means this Toreador Resources Corporation 2005 Long-Term Incentive Plan, as amended from time to time.
          2.26 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 of the Plan.
          2.27 “Performance Goal” means any of the goals set forth in Section 6.10 of the Plan.
          2.28 “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) of the Plan.
          2.29 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.
          2.30 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.
          2.31 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 of the Plan, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.
          2.32 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

          2.33 “SAR” or “stock appreciation right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.
          2.34 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.
          2.35 “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.
          2.36 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.
          2.37 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.37, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
          2.38 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
ARTICLE 3
ADMINISTRATION
          3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

          Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.
          3.2 Designation of Participants and Awards.
     (a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.
     (b) Notwithstanding Subsection 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.
          3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.
          The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.
          With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.
ARTICLE 4
ELIGIBILITY
          Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees,

Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.
ARTICLE 5
SHARES SUBJECT TO PLAN
          5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 of the Plan, the maximum number of shares of Common Stock that may be delivered pursuant to Awards, other than Incentive Stock Options, granted under the Plan is 250,000 shares, and the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options is 100,000 shares. Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 20,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 20,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 40,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.
          5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1(a) above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.
ARTICLE 6
GRANT OF AWARDS
          6.1 In General.
     (a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

     (b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.
     (c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
          6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.
          6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.
          6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.
     (a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.
     (b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:
     (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.
     (ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable

Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.
     (iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.
     (iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.
     6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.
     6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.
     6.7 Performance Awards.
     (a) The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each Performance Award shall have its own terms and conditions. At the time of the grant of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee:

     (i) shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the attained levels of the Performance Goals which result from specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, so long as those transactions, events, changes and occurrences were not certain at the time the Performance Goal was initially established and the amount of the Performance Award for any Participant is not increased, unless the reduction in the Performance Goals would reduce or eliminate the amount of the Performance Award, and the Committee determines not to make such reduction; and
     (ii) may provide for the manner in which the Performance Goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, to the extent those transactions, events, changes and occurrences have a positive effect on the attained levels of the Performance Goals, so long as the Committee’s actions do not increase the amount of the Performance Award for any Participant.
The determination of the amount of any reduction in the Performance Goals shall be made by the Committee in consultation with the Company’s independent auditor or compensation consultant. With respect to a Performance Award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.
     (b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.
     6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
     6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.
     6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.
     6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock
ARTICLE 7
AWARD PERIOD; VESTING
     7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.
     7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.
ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE
     8.1 In General. A vested Incentive may be exercised or converted during its Award Period, subject to limitations and restrictions set forth in the Award Agreement
     8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.
     8.3 Exercise of Stock Option.
     (a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock

Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.
     (b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.
     (c) Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 of the Plan, then, subject to Article 10 of the Plan, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.
     (d) Issuance of Certificate. Except as otherwise provided in Section 6.4 of the Plan (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

     (e) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.
     8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:
     (i) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;
     (ii) that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or
     (iii) the Company may settle such obligation in part with shares of Common Stock and in part with cash.
The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.
     8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.
ARTICLE 9
AMENDMENT OR DISCONTINUANCE
     Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM
     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on May 19, 2015, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.
ARTICLE 11
CAPITAL ADJUSTMENTS
     In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4 of the Plan, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
     Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.
ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION
     12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 of the Plan or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.
     12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 of the Plan or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding

Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.
     12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 of the Plan, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:
     (a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or
     (b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.
     (c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) of the Plan.
ARTICLE 13
LIQUIDATION OR DISSOLUTION
     Subject to Section 12.4 of the Plan, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 of the Plan.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES
     Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.
ARTICLE 15
MISCELLANEOUS PROVISIONS
     15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.
     15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.
     15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.
     15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.
     15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.
     15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the

Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.
     15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.
     Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 15.7, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.
     Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 of the Plan the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.
     15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.
     15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):
          On the face of the certificate:
“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”
          On the reverse:
“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Toreador Resources Corporation 2005 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”
     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:
“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”
     A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.
***************

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of May 19, 2005, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

TOREADOR RESOURCES CORPORATION

	By: Name:	/s/ G. Thomas Graves, III G. Thomas Graves, III
	Title:	President and Chief Executive Officer

Attest:

/s/ Gerry Cargile

AMENDMENT NO. 1
TO THE
TOREADOR RESOURCES CORPORATION
2005 LONG-TERM INCENTIVE PLAN
     TOREADOR RESOURCES CORPORATION, a Delaware corporation (the “Company”), pursuant to the authority granted in Article 9 of the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”), hereby amends the Plan, effective as of May 9, 2006 and subject to the approval of the requisite vote of the stockholders of the Company, to increase (i) the number of shares of Common Stock that are subject to the Plan and (ii) the number of shares of Common Stock relating to “Awards” (as defined in the Plan) that may be granted to an “Executive Officer” (as defined in the Plan) during any calendar year.
     1. Effective as of May 9, 2006, the first two sentences of Section 5.1 are hereby amended by deleting said sentences in their entirety and substituting in lieu thereof the following:
Subject to adjustment as provided in Articles 11 and 12 of the Plan, the maximum number of shares of Common Stock that may be delivered pursuant to Awards, other than Incentive Stock Options, granted under the Plan is 750,000 shares, and the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options is 100,000 shares. Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 50,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 50,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 100,000 shares of Common Stock.
     2. Except as amended hereby, the Plan, as previously amended, shall remain in full effect.
     IN WITNESS WHEREOF, the Plan is amended effective as of the dates set forth above.

TOREADOR RESOURCES CORPORATION

By: Name:	/s/ G. Thomas Graves III G. Thomas Graves III
Title:	President and CEO

AMENDMENT NO. 2
TO THE
TOREADOR RESOURCES CORPORATION
2005 LONG-TERM INCENTIVE PLAN
     TOREADOR RESOURCES CORPORATION, a Delaware corporation (the “Company”), pursuant to the authority granted in Article 9 of the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”), hereby amends the Plan, effective as of March 12, 2008, to update the provision in the Plan governing capital adjustments made with respect to “Awards” (as defined in the Plan) granted pursuant to the Plan.
     1. Effective as of March 12, 2008, Article 11 is hereby amended by deleting said Article in its entirety and substituting in lieu thereof the following:
ARTICLE 11
CAPITAL ADJUSTMENTS
     In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
     Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.
     2. Except as amended hereby, the Plan, as previously amended, shall remain in full effect.
     IN WITNESS WHEREOF, the Plan is amended effective as of the dates set forth above.

TOREADOR RESOURCES CORPORATION

By:	/s/ Nigel J. Lovett
Name:	Nigel J. Lovett
Title:	President and Chief Executive Officer

APPENDIX B
PROPOSED AMENDMENT THREE TO 2005 LONG-TERM INCENTIVE PLAN
AMENDMENT NO. 3
TO THE
TOREADOR RESOURCES CORPORATION
2005 LONG-TERM INCENTIVE PLAN
     TOREADOR RESOURCES CORPORATION, a Delaware corporation (the “Company”), pursuant to the authority granted in Article 9 of the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”), hereby amends the Plan, effective as of May 15, 2008 and subject to the approval of the requisite vote of the stockholders of the Company, to (i) increase the number of shares of Common Stock that are subject to the Plan, (ii) increase the number of shares that may be issued as “Incentive Stock Options” (as defined in the Plan) and (iii) increase the number of shares of Common Stock relating to “Awards” (as defined in the Plan) that may be granted to an “Executive Officer” (as defined in the Plan) during any calendar year.
     1. Effective as of May 15, 2008, the first two sentences of Section 5.1 are hereby amended by deleting said sentences in their entirety and substituting in lieu thereof the following:
Subject to adjustment as provided in Articles 11 and 12 of the Plan, the maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan is 1,750,000 shares, 100% of which may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 150,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 150,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 300,000 shares of Common Stock.
     2. Except as amended hereby, the Plan, as previously amended, shall remain in full effect.
     IN WITNESS WHEREOF, the Plan is amended effective as of the dates set forth above.

TOREADOR RESOURCES CORPORATION

By:

Name:

Title:

B-1

ANNUAL MEETING OF STOCKHOLDERS OF TOREADOR RESOURCES CORPORATION May 15, 2008 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20733000000000000000 2 051508 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: NOMINEES: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) Alan Bell David M. Brewer Peter L Falb Nigel J. Lovett John Mark McLaughlin Nicholas Rostow Herbert C, Williamson III INSTRUCTIONS: TO withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR AGAINST ABSTAIN 2. Proposal to approve the Amendment to the 2005 Long-Term Incentive Plan. 3. Ratification of the selection of Grant Thornton, LLP as independent auditors for the year 2008. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (11) FOR THE APPROVAL OF THE AMENDMENT TO THE 2005 LONG-TERM INCENTIVE PLAN, (111) FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON, LLP AS INDEPENDENT AUDITORS FOR 2008 AND (IV) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA. Signature of Stockholder Date Signature of Stockholder Date: Note; Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign, When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person,

ANNUAL MEETING OF STOCKHOLDERS OF TOREADOR RESOURCES CORPORATION May 15, 2008 PROXY VOTING INSTRUCTIONS MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR - TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. - OR - INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. - OR - IN PERSON — You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the lnternet. 20733000000000000000 2 051508 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN 1. Election of Directors: NOMINEES: FOR ALL NOMINEES WlTHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) Alan Bell David M. Brewer Peter L. Falb Nigel J. Lovett John Mark McLaughlin Nicholas Rostow Herbert C. Williamson III INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR AGAINST ABSTAIN 2. Proposal to approve the Amendment to the 2005 Long-Term Incentive Plan. 3. Ratification of the selection of Grant Thornton, LLP as independent auditors for the year 2008. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (11) FOR THE APPROVAL OF THE AMENDMENT TO THE 2005 LONG-TERM INCENTIVE PLAN, (111) FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON, LLP AS INDEPENDENT AUDITORS FOR 2008 AND (IV) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA. Signature of Stockholder Date Signature of Stockholder Date: Note; Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign, When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person,

0 TOREADOR RESOURCES CORPORATION 13760 NOEL ROAD #1100 DALLAS, TEXAS 75240 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING ON MAY 15, 2008 The undersigned hereby constitutes and appoints Nigel J. Lovett and Charles J. Campise, each of them, his true and lawful agents and proxies with full power of substitution in each, represent and to vote, as designated on this proxy card, all of the shares of common stock Toreador Resources Corporation held of record by the undersigned on March 31, 2008, at Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, 901 Street, Suite 2900, Dallas, Texas 75202, on Thursday, May 15, 2008, and at any adjournments postponements thereof, on all matters coming before said meeting, and especially to vote on items of business specified on the reverse side, as more fully described in the notice of the meeting dated April 9, 2008 and the proxy statement accompanying such notice. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX (SEE REVERSE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. (Continued and to be signed on the reverse side) 14475